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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
TELEPHONE AND DATA SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602 Phone: (312) 630-1900 Fax: (312) 630-1908
April 7, 2003

Dear Fellow Shareholders:

        You are cordially invited to attend our 2003 annual meeting of shareholders on Thursday, May 8, 2003, at 10:00 a.m., Chicago time, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, in the Chicago Room. At the meeting, we will report on the plans and accomplishments of Telephone and Data Systems, Inc.

        The formal notice of the meeting, our board of directors' proxy statement and our 2002 annual report are enclosed. At our 2003 annual meeting, shareholders are being asked to take the following actions:

  1.
  elect four Class I directors;

  2.
  consider and approve the Company's 2003 Employee Stock Purchase Plan;

  3.
  consider and approve the amendment to the Company's 1998 Long-Term Incentive Program; and

  4.
  ratify the selection of independent accountants for the current fiscal year.

        The board of directors recommends a vote "FOR" its nominees for election as directors and each of the proposals.

        Our board of directors and members of our management team will be at the annual meeting to meet with shareholders and discuss our record of achievement and plans for the future. We would like to have as many shareholders as possible represented at the meeting. Therefore, please sign and return the enclosed proxy card(s), whether or not you plan to attend the meeting or vote on the Internet or by telephone in accordance with the instructions set forth on the proxy card.

        We look forward to visiting with you at the annual meeting.

Very truly yours,

Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

Please help us avoid the expense of follow-up
proxy mailings to shareholders by
signing and returning the enclosed proxy card(s) promptly or vote on the Internet or by telephone in accordance
with the instructions set forth on the proxy card.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC.

        The 2003 annual meeting of shareholders of Telephone and Data Systems, Inc., a Delaware corporation, will be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, in the Chicago Room on Thursday, May 8, 2003, at 10:00 a.m., Chicago time, for the following purposes:

  1.
  To elect four Class I members of the board of directors. Your board of directors recommends that you vote FOR its nominees for Class I directors.

  2.
  To consider and approve our 2003 Employee Stock Purchase Plan. Your board of directors recommends that you vote FOR this proposal.

  3.
  To consider and approve the amendment to our 1998 Long-Term Incentive Plan. Your board of directors recommends that you vote FOR this proposal.

  4.
  To consider and vote upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the year ended December 31, 2003. Your board of directors recommends that you vote FOR this proposal

  5.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        We are first mailing this notice of annual meeting and proxy statement to you on or about April 7, 2003.

VOTING INFORMATION

What is the record date for the meeting?

        We have fixed the close of business on March 24, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        A complete list of shareholders entitled to vote at the annual meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be kept open at the offices of TDS, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder during normal business hours, for a period of at least ten days prior to the annual meeting.

What shares of stock entitle holders to vote at the meeting?

        We have the following classes or series of stock outstanding, each of which entitles holders to vote at the meeting:

  •
  Common Shares;

  •
  Series A Common Shares; and

  •
  Preferred Shares.

        The Common Shares are listed on the American Stock Exchange under the symbol "TDS."

        No public market exists for the Series A Common Shares, but the Series A Common Shares are convertible on a share-for-share basis into Common Shares.

        No public market exists for the Preferred Shares. The Preferred Shares are divided into series, some of which are convertible into Common Shares. All holders of Preferred Shares vote together with the holders of Common Shares and Series A Common Shares, except in the election of directors. In the election of directors, all outstanding Preferred Shares vote together with the holders of Series A Common Shares.

How will the different classes or series of shares vote in the election of directors?

        Our board of directors is divided into three classes. Each year, one class is elected to serve for three years. At our 2003 annual meeting of shareholders, four Class I directors will be elected for a term of three years or until their successors are elected and qualified.

        The holders of Series A Common Shares and the holders of the outstanding Preferred Shares, voting as a group, will be entitled to elect three Class I directors. The holders of Common Shares will be entitled to elect one Class I director.

        The following shows certain information relating to the outstanding shares and voting power of such shares as of the record date:

Class of Common Stock	Outstanding Shares	Votes per Share	Voting Power	Number of Directors Elected by Voting Group	Number of Class I Directors Standing for Election
Series A Common Shares	6,608,604	10	66,086,040
Preferred Shares	68,040	1	68,040

Subtotal			66,154,080	8	3

Common Shares	51,693,649	1	51,693,649	4	1

Total Directors				12	4

How may I vote in the election of directors?

        Shareholders may, with respect to the election of the Class I directors to be elected by such shareholders:

  •
  vote FOR the election of such director nominees; or

  •
  WITHHOLD authority to vote for such director nominees.

        Our board of directors recommends a vote FOR its nominees for election as Class I directors.

How do the three classes vote with respect to the other proposals?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote as a group with respect to the approval of the 2003 Employee Stock Purchase Plan, the amendment to the 1998 Long-Term Incentive Plan and ratification of auditors. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. The holders of Series A Common Shares are entitled to ten votes for each Series A Common Share held in such holder's name. The following shows certain information relating to the outstanding shares and voting power of such shares as of the record date:

Class of Common Stock	Outstanding Shares	Votes per Share	Total Voting Power	Percent
Series A Common Shares	6,608,604	10	66,086,040	56%
Common Shares	51,693,649	1	51,693,649	44%
Preferred Shares	68,040	1	68,040	* %

			117,847,729	100%

* Less than 1%

How may shareholders vote with respect to the other proposals?

        With respect to the proposals to approve the 2003 Employee Stock Purchase Plan, to approve the amendment to the 1998 Long-Term Incentive Plan and to ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for 2003, shareholders may:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on the proposal.

How does the TDS Voting Trust intend to vote?

        The Voting Trust under Agreement dated June 30, 1989, as amended (the "TDS Voting Trust") holds 6,221,295 Series A Common Shares, representing approximately 94% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors elected by the Series A Common Shares and Preferred Shares and has approximately 53% of the voting power with respect to matters other than the election of directors.

        The TDS Voting Trust has advised us that it intends to vote FOR the board of directors' nominees for election as Class I directors by the holders of Series A Common Shares and Preferred Shares and FOR the proposals to approve the 2003 Employee Stock Purchase Plan, to approve the amendment to the 1998 Long-Term Incentive Plan and to ratify the selection of PricewaterhouseCoopers as our independent accountant for 2003.

        The TDS Voting Trust does not have any votes with respect to directors elected by the holders of Common Shares.

How do I vote?

        Proxies are being requested from the holders of Common Shares in connection with the election of one Class I director and the approval of the 2003 Employee Stock Purchase Plan, the approval of the amendment to the 1998 Long-Term Incentive Plan and the ratification of auditors. Proxies are being requested from Series A Common Shares and Preferred Shares in connection with the election of three Class I directors and each of the other proposals.

        Whether or not you intend to be present at the meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois 60602 or vote on the Internet or by telephone in accordance with the instructions set forth on the proxy card. If you hold more than one class of our shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote on the Internet or by phone or return the enclosed proxy cards, as follows:

  •
  a white proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a green proxy card for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; and

  •
  a tan proxy card for Preferred Shares.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the accompanying form in time for our 2003 annual meeting of shareholders will be voted in the manner directed on the proxies.

        If no direction is made, a proxy by any shareholder will be voted FOR the election of the board of directors' nominees to serve as Class I directors and FOR the proposals to approve the 2003 Employee Stock Purchase Plan, to approve the amendment to the 1998 Long-Term Incentive Plan and to ratify the selection of PricewaterhouseCoopers as our independent accountant for 2003.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the closing of polls at the annual meeting, by written notice to the Secretary of TDS or attendance at the annual meeting of shareholders and notice to the Secretary of such revocation. Proxies may not be revoked after the polls are closed for voting.

What constitutes a quorum for the meeting?

        In the election of directors, where a separate vote by a class or classes is required, the holders of a majority of the votes of the stock of such class or classes, present in person or represented by proxy, will constitute a quorum entitled to take action with respect to that vote on the matter.

        The holders of a majority of the votes of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the annual meeting in connection with each of the other proposals.

What vote is required to elect directors?

        The election of the Class I directors requires the affirmative vote of holders of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote with respect to such director at the annual meeting. Accordingly, if a quorum exists, each person receiving a plurality of the votes of the shareholders entitled to vote with respect to the election of such Class I director will be elected to serve as a Class I director. A majority of the votes entitled to be cast with respect to the election of such Class I directors by such voting group constitutes a quorum for action on such proposal. Withheld votes and non-votes with respect to the election of such Class I directors will not affect the outcome of the election of such directors.

What vote is required for the other proposals?

        If a quorum is present at the annual meeting, each of the other proposals will require the affirmative vote of a majority of the voting power of the Common Shares, Preferred Shares and Series A Common Shares voting together and present in person or represented by proxy and entitled to vote on such matter at the annual meeting. A vote to abstain from voting on such proposal will be treated as a vote against such proposal. Non-votes with respect to such proposal will not affect the determination of whether such proposal is approved.

PROPOSAL 1
ELECTION OF DIRECTORS

        The board of directors' nominees for election as Class I directors are identified in the tables below. In the event any such nominee, who has expressed an intention to serve if elected, fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the board of directors.

Nominees

Class I Directors—Terms to Expire in 2006

        The following persons, if elected at our 2003 annual meeting of shareholders, will serve as directors until the 2006 annual meeting of shareholders or until their successors are elected and qualified:

Nominee for Election by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Martin L. Solomon	66	Director of TDS and Private Investor	1997

Nominees for Election by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
James Barr, III	63	Director of TDS and President and Chief Executive Officer of TDS Telecommunications Corporation	1990
Sandra L. Helton	53	Director and Executive Vice President—Chief Financial Officer of TDS	1998
George W. Off	56	Director of TDS and Chairman and Chief Executive Officer of Checkpoint Systems, Inc.	1997

        The board of directors recommends a vote "FOR" the above nominees.

Background of Nominees

        Martin L. Solomon.    Martin L. Solomon has been a private investor since 1990. From June 1997 until February 2001, he was chairman of the board of American Country Holdings, Inc., an insurance holding company. He served as a director until April 2002, at which time the company was acquired by Kingsway Financial Services, Inc. Mr. Solomon is currently a director of Hexcel Corporation, a manufacturer of composite materials. He is a current Class I director who was elected by the holders of Common Shares.

        James Barr, III.    James Barr, III has been President and Chief Executive Officer and a director of TDS Telecommunications Corporation ("TDS Telecom"), a wholly-owned subsidiary of TDS which operates local telephone companies, for more than five years. Mr. Barr is a current Class I director who was elected by the holders of Series A Common Shares and Preferred Shares.

        Sandra L. Helton.    Sandra L. Helton was appointed Executive Vice President and Chief Financial Officer in October of 2000. She joined TDS as Executive Vice President—Finance and Chief Financial Officer in August 1998. Prior to joining the Company, Ms. Helton was the vice president and corporate controller of Compaq Computer Corporation between 1997 and 1998. Prior to that time, Ms. Helton was employed by Corning Incorporated for more than five years. At Corning Incorporated, Ms. Helton was senior vice president and treasurer between 1994 and 1997 and was vice president and treasurer between 1991 and 1994. Ms. Helton is also a Director of United States Cellular Corporation (American Stock Exchange listing symbol: USM), a subsidiary of TDS which operates and invests in wireless telephone companies and properties ("U.S. Cellular") and TDS Telecom. Ms. Helton is a director of The Principal Financial Group, a global financial institution. Ms. Helton is a current Class I director who was elected by the holders of Series A Common Shares and Preferred Shares.

        George W. Off.    George W. Off was appointed chairman and chief executive officer of Checkpoint Systems, Inc., a New York Stock Exchange listed company in August 2002. Checkpoint Systems, Inc. is a multinational manufacturer and marketer of integrated system solutions for retail security, labeling and merchandising. Prior to that time, Mr. Off was chairman of the board of directors of Catalina Marketing Corporation, a New York Stock Exchange listed company, from July 1998 until he retired in July 2000. Mr. Off served as president and chief executive officer of Catalina from 1994 to 1998. Mr. Off is a also a director of SPAR Group, Inc., a provider of merchandising services for retailers and consumer package goods manufacturers. He is a current Class I director who was elected by the holders of Series A Common Shares and Preferred Shares.

        The following additional information is provided in connection with the election of directors.

Other Directors

Class II Directors—Terms to Expire in 2004

        The following persons are current Class II Directors whose terms will expire at the 2004 annual meeting of shareholders:

Elected by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Michael D. Bills	45	Director of TDS and Private Investor	2001
Kevin A. Mundt	49	Director of TDS and Vice President and Director of Mercer Management Consulting	1997

Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
LeRoy T. Carlson, Jr.	56	Director and President of TDS (Chief Executive Officer)	1968
Donald C. Nebergall	74	Director of TDS and Consultant	1977

Background of Class II Directors

        Michael D. Bills.    Michael D. Bills was the chief investment officer—University of Virginia Investment Management Company from June 2001 until January 2003. Prior to that time, he was a professor of finance at the McIntire School of Commerce at the University of Virginia from 2000 to 2001, and senior managing director and chief operating officer of Tiger Management, L.L.C., a global money management firm, from 1995 to 1999.

        Kevin A. Mundt.    Kevin A. Mundt has been vice president and director of Mercer Management Consulting, a management consulting firm, since 1997. Prior to that time, he was a co-founder, and had been a director since 1984, of Corporate Decisions, Inc., a strategy consulting firm, which merged with Mercer Management Consulting in 1997.

        LeRoy T. Carlson, Jr.    LeRoy T. Carlson, Jr., has been TDS's President and Chief Executive Officer for more than five years. Mr. LeRoy T. Carlson, Jr. is also Chairman and a Director of U.S. Cellular and TDS Telecom. He is the son of Mr. LeRoy T. Carlson and the brother of Mr. Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

        Donald C. Nebergall.    Donald C. Nebergall has been a consultant to TDS and other companies since 1988. Mr. Nebergall was vice president of The Chapman Company, a registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988. Prior to that, he was the chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its president from 1972 to 1982.

Class III Directors—Terms to Expire in 2005

        The following persons are current Class III Directors whose terms will expire at the 2005 annual meeting of shareholders:

Elected by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Herbert S. Wander	68	Director of TDS and Partner, Katten Muchin Zavis Rosenman, Chicago, Illinois	1968

Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
LeRoy T. Carlson	86	Director and Chairman Emeritus of TDS	1968
Walter C.D. Carlson	49	Director and non-executive Chairman of the Board of TDS and Partner, Sidley Austin Brown & Wood, Chicago, Illinois	1981
Dr. Letitia G.C. Carlson	42	Director of TDS, Physician and Assistant Clinical Professor at George Washington University Medical Center	1996

Background of Class III Directors

        Herbert S. Wander.    Herbert S. Wander has been a partner of Katten Muchin Zavis Rosenman for more than five years.

        LeRoy T. Carlson.    LeRoy T. Carlson was elected Chairman Emeritus of TDS in February 2002. Prior to that, he was Chairman of TDS for more than five years. He is a Director of U.S. Cellular. Mr. Carlson is the father of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

        Walter C.D. Carlson.    Walter C.D. Carlson was elected non-executive Chairman of the Board of the board of directors of TDS in February 2002. He has been a partner of Sidley Austin Brown & Wood for more than five years and is a member of its executive committee. He is a director of U.S. Cellular. Walter C.D. Carlson is the son of LeRoy T. Carlson and the brother of LeRoy T. Carlson, Jr. and Dr. Letitia G.C. Carlson. The law firm of Sidley Austin Brown & Wood provides legal services to TDS and its subsidiaries on a regular basis. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Dr. Letitia G.C. Carlson.    Dr. Letitia G.C. Carlson has been a physician and assistant professor at George Washington University Medical Center for more than five years and an assistant clinical professor since 2001. Dr. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr. and Walter C.D. Carlson.

COMMITTEES AND MEETINGS

Board of Directors

        The board of directors held ten meetings during 2002. Each person who was a director during all of 2002 attended at least 75% of the meetings, except Mr. Mundt, who was unable to attend three special meetings, called on short notice, and as a result attended 70% of the total meetings.

Stock Option Compensation Committee

        The stock option compensation committee approves the annual salary, bonus and other cash compensation for the President, considers and approves long-term compensation for executive officers and considers and recommends to the board of directors any changes to long-term compensation plans or policies. The current members of the stock option compensation committee are: George W. Off (Chairman) and Dr. Letitia G.C. Carlson. All meetings and other actions of the stock option compensation committee in 2002 were attended or taken by both members of the committee.

Compensation Committee

        The primary function of the compensation committee is to approve the annual salary, bonus and other cash compensation of officers and key employees of TDS other than the President. The sole member of the compensation committee is LeRoy T. Carlson, Jr., President of TDS. All actions of the compensation committee are taken by written consent.

Audit Committee

        The audit committee of the board of directors of TDS, among other things, reviews external and internal audit reports and reviews recommendations made by the internal auditing staff and independent accountants.

        The audit committee is currently comprised of three directors who are not past or present employees of TDS or its affiliates or immediate family members of any past or present employees: Messrs. George W. Off (chairperson), Donald C. Nebergall and Herbert S. Wander, each of whom qualifies as independent under the rules of the American Stock Exchange.

        The audit committee held ten meetings during 2002. Each member of the audit committee attended at least 75% of the meetings held during the period such person was a member in 2002.

TDS does not have a nominating committee.

PROPOSAL 2
2003 EMPLOYEE STOCK PURCHASE PLAN

        The board of directors has determined that it is in the best interests of TDS and its shareholders to approve the 2003 Employee Stock Purchase Plan of TDS (the "Purchase Plan").

DESCRIPTION OF PLAN

General	The purpose of the Purchase Plan is to:
• encourage and facilitate the purchase of Common Shares by eligible employees of TDS and its subsidiaries,
• provide an additional incentive to promote the best interests of TDS and its subsidiaries, and
• provide an additional opportunity to participate in TDS's and its subsidiaries' economic progress.

The Purchase Plan was adopted by the board of directors of TDS and became effective April 1, 2003. The Purchase Plan is subject to the approval of the shareholders of TDS within twelve months before or after its adoption by the board of directors. The maximum number of Common Shares available for purchase under the Purchase Plan will be 250,000, subject to adjustment in the event of certain changes to TDS's capital structure, as described in the Purchase Plan.
Administration
The Purchase Plan will be administered by a three-person committee (the "Committee") composed of persons who are ineligible to participate in the Purchase Plan. Subject to the express provisions of the Purchase Plan, the Committee will have complete authority to interpret the Purchase Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Purchase Plan. The board of directors may at any time, and from time to time, amend the Purchase Plan in any respect, except that, without shareholder approval, no amendment may be made changing the number of shares to be reserved under the Purchase Plan (unless certain changes occur in TDS's capital structure as described in the Purchase Plan), or that would otherwise require shareholder approval under applicable law.
Purchase Periods/Termination
The Purchase Plan will terminate on December 31, 2008, or, if earlier, upon the purchase by participants of all shares that may be issued under the Purchase Plan or any earlier time in the discretion of the board of directors. The Purchase Plan provides for consecutive quarterly "Purchase Periods," the first of which is the three-month period beginning on April 1, 2003 and ending on June 30, 2003, and the second of which is the three-month period beginning on July 1, 2003 and ending on September 30, 2003. The last day of each Purchase Period is a "Purchase Date." In addition, the date on which the Purchase Plan terminates will be treated as a "Purchase Date."
Eligibility and Participation
In general, participation in the Purchase Plan is available to any Eligible Employee (as defined below) of TDS or any of its participating subsidiaries that has adopted the Purchase Plan with the prior approval of TDS. An "Eligible Employee" is any employee of TDS, or a participating subsidiary, other than a leased employee (within the meaning of section 414(n) of the Internal Revenue Code). Each Eligible Employee can enroll in the Purchase Plan as of the first day of the calendar month (or any later calendar month) following the date on which the Eligible Employee completes the Purchase Plan's eligibility service requirement. The Purchase Plan's eligibility service requirement is satisfied if an employee completes at least three months of continuous service with TDS or any subsidiary thereof (regardless of whether the subsidiary is a participating subsidiary). Under the Purchase Plan, an entry date occurs on April 1, 2003 and the first day of each subsequent calendar month. Upon enrollment, an Eligible Employee will become a "Participant" in the Purchase Plan. Approximately 11,000 employees will be eligible to participate in the Purchase Plan as of April 1, 2003.

Payroll Deductions
Upon enrollment in the Purchase Plan, the Participant elects his or her rate of payroll deduction contributions in an amount not less than 1 and not more than 15 percent of the Participant's compensation (as defined in the Purchase Plan) for each payroll period, effective as soon as administratively practicable after such election is made. A Participant can periodically elect to increase or decrease his or her rate of payroll deductions under the Purchase Plan, in the manner prescribed by the Committee. In addition, a Participant can elect to withdraw from the Purchase Plan for the remainder of any calendar year, as described below.
Employee Stock Purchase Account
An "Employee Stock Purchase Account" will be established on behalf of each Participant to hold payroll deduction contributions made under the Purchase Plan. Subject to a Participant's right to withdraw as described below, the balance of each Participant's Employee Stock Purchase Account will be applied on each Purchase Date to purchase the number of Common Shares determined by dividing the balance of such account as of such date by the Purchase Price of a Common Share on such date. The "Purchase Price" under the Purchase Plan on a Purchase Date is 85 percent of the closing price of a Common Share on the American Stock Exchange on such date, or if such date is not a trading day, 85 percent of the closing price of a Common Share on the next preceding trading day, rounded up to the nearest whole cent. The number of Common Shares to be purchased on a Purchase Date will be rounded to the nearest one ten-thousandth of a share (or such other fractional interest determined by the Committee).
Purchase Limits
A Participant's right to purchase Common Shares during any calendar year shall be limited to the extent necessary so that the Participant's right to purchase Common Shares under the Purchase Plan and under all other employee stock purchase plans maintained by TDS or any of its subsidiaries shall not accrue at a rate in excess of $25,000 of the fair market value of Common Shares (determined on the grant date) for any calendar year determined in accordance with section 423(b)(8) of the Internal Revenue Code and the regulations promulgated thereunder. Further, no Eligible Employee will be allowed to purchase Common Shares under the Purchase Plan if such Eligible Employee, immediately after such purchase, would own stock possessing five percent or more of the total combined voting power or value of all classes of issued and outstanding stock of TDS or any of its subsidiaries. If any portion of a Participant's Employee Stock Purchase Account cannot be applied to purchase Common Shares on a Purchase Date as a result of such limitations, such amount will promptly be refunded to the Participant. If the number of Common Shares to be purchased on behalf of all Participants collectively exceeds the number of Common Shares available for purchase under the Purchase Plan, the number of Common Shares to be purchased by each Participant on the Purchase Date will be proportionately reduced in the manner described in the Purchase Plan. Amounts credited to a Participant's Employee Stock Purchase Account that are not applied to purchase Common Shares as a result of this limitation will promptly be refunded to the Participant.
Stock Account
A Stock Account will be established on behalf of each Participant by a custodian selected by TDS. As of each Purchase Date, each Participant's Stock Account will be credited with the number of whole and fractional Common Shares purchased on the Participant's behalf under the Purchase Plan on such date. Common Shares credited to a Participant's Stock Account will be held by the custodian as nominee. The custodian will establish procedures pursuant to which a Participant can elect that Common Shares credited to such account be registered in the name of the Participant (or jointly in the name of a Participant and one other person), and that certificates representing such Common Shares be issued to the Participant.
Withdrawal
A Participant can elect to withdraw from the Purchase Plan at any time. A Participant's election to withdraw will be made in the time and manner prescribed by the Committee. Upon withdrawal from the Purchase Plan, the balance of the Participant's Employee Stock Purchase Account promptly will be refunded to the Participant. A Participant who withdraws from the Purchase Plan will not be eligible to elect to recommence participation in the Purchase Plan until January 1 of the next calendar year.

Termination of Eligibility
In the event of a Participant's termination of employment for any reason, including death, the Participant's participation in the Purchase Plan will cease and the balance of the Participant's Employee Stock Purchase Account will promptly be refunded to the Participant.
FEDERAL INCOME TAX CONSEQUENCES

TDS believes that the Purchase Plan qualifies under section 423 of the Internal Revenue Code as an employee stock purchase plan. Under section 423 the Participant does not recognize any taxable income at the time Common Shares are purchased under the Purchase Plan. The following is a brief summary of the federal income tax consequences under the Purchase Plan.

If a Participant disposes of Common Shares purchased under the Purchase Plan within two years of the applicable Purchase Date (as defined above), the Participant will recognize ordinary compensation income in the amount of the excess of the fair market value of the Common Shares on such Purchase Date over the Purchase Price of the shares. The Participant's cost basis in the Common Shares will be increased by the amount of such ordinary compensation income. If the amount realized upon such disposition exceeds the Participant's cost basis in the Common Shares (as so increased), the Participant will recognize capital gain in the amount of the difference between the amount realized and such adjusted cost basis. Under current tax law, gain on capital assets held for 12 months or less is treated as "short-term" capital gain which is not eligible for certain preferential tax treatment afforded "long-term" capital gain. In the event the amount realized is less than the cost basis in the Common Shares (as so increased), the Participant will recognize capital loss in the amount of the difference between the adjusted cost basis and the amount realized.

If a Participant disposes of Common Shares purchased under the Purchase Plan two years or more after the applicable Purchase Date, the tax treatment will be different. The Participant will recognize ordinary compensation income in the amount of the lesser of:
• the excess of the fair market value of the Common Shares on the Purchase Date over the Purchase Price of the shares; and
• the excess of the amount realized upon disposition of the Common Shares over the Purchase Price of the Common Shares.

The Participant's cost basis in the Common Shares will be increased by the amount of such ordinary compensation income. In addition, the Participant will recognize long-term capital gain equal to the difference (if any) between the amount realized upon such disposition and the adjusted cost basis in the Common Shares (as so increased). In the event the amount realized is less than the Purchase Price, the Participant will recognize long-term capital loss in the amount of the difference between the Purchase Price and the amount realized.

The Purchase Plan is not intended to be qualified under section 401(a) of the Internal Revenue Code. TDS has not provided a table of new plan benefits since the benefits to executive officers is not determinable. The benefits will depend on the number of Common Shares which the executive officers will subscribe for, if any, under the plan and the future price of such shares.
This description of the Purchase Plan is a summary only and is qualified by the terms of the Purchase Plan itself, a copy of which is attached to this Proxy Statement as Exhibit A.

The board of directors recommends a vote "FOR" approval of the 2003 Employee Stock Purchase Plan.

PROPOSAL 3
1998 LONG-TERM INCENTIVE PLAN

        The Telephone and Data Systems, Inc. 1998 Long-Term Incentive Plan (the "Incentive Plan") became effective on May 22, 1998. The shareholders of TDS approved such Incentive Plan at the 1998 annual meeting. Initially, 2,000,000 shares of TDS's Common Stock were reserved for issuance under the Incentive Plan. TDS has granted options with respect to 1,729,000 Common Shares and, accordingly, 271,000 Common Shares remain available for issuance under the Incentive Plan as of December 31, 2002. The board of directors has determined that it would be desirable to increase the number of shares available for issuance under the Incentive Plan to increase TDS's flexibility in granting options and other awards when circumstances warrant. In connection therewith, the board of directors has approved an amendment to such Incentive Plan to increase the number of shares reserved for issuance from 2,000,000 to 4,400,000 (the "Amendment"). Accordingly, the Amendment to the Incentive Plan to increase the number of shares authorized for issuance from 2,000,000 to 4,400,000 is being submitted for approval by shareholders at the 2003 Annual Meeting. The following is a description of the Incentive Plan.

DESCRIPTION OF THE PLAN

General	Under the Incentive Plan, TDS may grant:
	•	incentive stock options ("ISOs") and nonqualified stock options;
	•	stock appreciation rights ("SARs");
	•	bonus stock awards which are vested upon grant;
	•	stock awards which may be subject to a restriction period or specified performance measures or both;
	•	performance shares; and
	•	employer match awards for deferred bonus payments, as described below.

A total of 4,400,000 Common Shares (the "Incentive Plan Stock") have been reserved for issuance under the Incentive Plan, subject to adjustment in the event of a stock split, stock dividend or other changes in capital structure. No grants may be made under the Incentive Plan after ten years following its effective date.
Purpose of Incentive Plan	The purposes of the Incentive Plan are:
•
to align the interests of the shareholders of TDS and selected employees of TDS and certain of its affiliates who receive awards under the Incentive Plan by increasing the interest of such employees in TDS's growth and success;
	•	to advance the interests of TDS by attracting and retaining key executive and management employees of TDS and certain of its affiliates; and
	•	to motivate such employees to act in the long-term best interests of TDS's shareholders.
Amendment	The board of directors generally may amend the Incentive Plan at any time except that, without the approval of the shareholders of TDS, no amendment may, among other things:
	•	increase the number of shares of any class of Incentive Plan Stock available under the Incentive Plan; or
	•	reduce the minimum purchase price of a share of Incentive Plan Stock subject to an option or base price of an SAR.
Termination	The Incentive Plan will terminate on May 22, 2008, unless terminated earlier by the board of directors.
Eligibility	Certain employees of TDS and its affiliates who are selected by the Committee, described below, are eligible to participate in the Incentive Plan.

Maximum Award
The maximum number of shares of Incentive Plan Stock with respect to which options, SARs, bonus stock awards, stock awards and performance shares may be granted during any three-calendar year period to any participant in the Incentive Plan is 500,000.
Administration
The Incentive Plan is administered by a Committee (the "Committee") consisting of two or more members of the board of directors of TDS, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the terms of the Incentive Plan, the Committee is authorized to select employees for participation in the Incentive Plan and to determine the form, amount and timing of each grant of an award and, if applicable, the number of shares of Incentive Plan Stock subject to each award granted thereunder, the purchase price or base price per share of Incentive Plan Stock upon the exercise of the award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of such award.
Delegation
The Committee may delegate some or all of its power and authority under the Incentive Plan to the President and Chief Executive Officer or other executive officer of TDS as it deems appropriate; provided, however, that such Committee may not delegate its power and authority regarding:
	•	the selection for participation in the Incentive Plan of:
•
the Chief Executive Officer of TDS (or any employee who is acting in such capacity), one of the four highest compensated officers of TDS (other than the Chief Executive Officer), or any other person deemed to be a "covered employee" within the meaning of section 162(m) of the Internal Revenue Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the exercise period of the option to be granted to such employee; or
		•	an officer or other person subject to section 16 of the Exchange Act; or
•
decisions concerning the timing, pricing or number of shares subject to an award granted to such an employee, officer or other person who is, or who in the Committee's judgment is likely to be, a covered employee.
Performance Measures	The Committee may establish performance measures as follows:
	•	The performance measures must be attained:
		•	during a performance period in order for an employee eligible to participate in the Incentive Plan to be granted a performance stock option;
		•	during the applicable restriction period or performance period as a condition to the award recipient's receipt of shares of Incentive Plan Stock subject to the award in the case of a restricted stock award or receipt of shares of Incentive Plan Stock or cash in the case of performance share award; or
		•	as a condition to exercisability of all or a portion of an option or SAR.
	•	The performance measures are one or more of the following:
		•	the attainment by a share of stock of a specified fair market value for a specified period of time;
		•	earnings per share;
		•	return on equity;
		•	return on capital;
		•	earnings on investments;
		•	cash flows;
		•	revenues;

	•	sales;
	•	costs;
	•	market share;
	•	attainment of cost reduction goals;
	•	customer count;
	•	attainment of business efficiency measures (i.e., cost per gross or net customer addition, revenue per customer, customer turnover rate, ratios of employees to volume measures of business, and population in licensed or operating markets);
	•	financing costs;
	•	ratios of capital spending and investment to volume of business measures; and
	•	customer satisfaction survey results.

In the case of an option or SAR granted at fair market value on the date of grant, such performance measures also may include the attainment of individual performance objectives, or any other criteria and objectives established by the Committee or any combination thereof.
Employee Stock Options
The Incentive Plan provides for the grant of ISOs and nonqualified stock options, and that the Committee will determine the exercise period and the purchase price of shares of Incentive Plan Stock at the time of grant, provided that the purchase price for shares of Incentive Plan Stock subject to an ISO is not less than 100% of the fair market value of such shares of stock on the date of grant. The exercise of an option entitles the optionee thereof to receive (subject to withholding tax) whole shares of Incentive Plan Stock (which may be restricted stock). The aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which ISOs are exercisable for the first time by the optionee in any calendar year (under the Incentive Plan and any other incentive stock option plan of TDS) may not exceed $100,000. ISOs granted under the Incentive Plan may not be exercised after ten years from the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of TDS or any of its subsidiaries, the exercise price of any ISOs granted under the Incentive Plan may not be less than 110% of the fair market value of the stock on the date of grant, and the exercise period may not exceed five years from the date of grant. All stock options will become immediately exercisable upon certain changes of control of TDS.`
Stock Appreciation Rights
The Incentive Plan provides for the grant of SARs. The number of shares of Incentive Plan Stock subject to an SAR, the period for the exercise of an SAR, the base price of an SAR and any performance measures applicable to an SAR will be determined by the Committee, provided that the base price per share of Incentive Plan Stock subject to an SAR shall not be less than 100% of the fair market value of a share of stock on the date of grant. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) whole shares of Incentive Plan Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the stock on the exercise date and the base price of the SAR, multiplied by the number of shares of Incentive Plan Stock with respect to which such SAR is issued. All SARs will become immediately exercisable upon certain changes of control of TDS.

Bonus Stock and Restricted Stock Awards
The Incentive Plan provides for the grant of bonus stock awards, which are vested upon grant. The Incentive Plan also provides for stock awards which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be subject to specified performance measures for the applicable restriction period. The terms of restricted stock, the restriction period and any performance measures will be determined by the Committee. Shares of restricted stock will be subject to forfeiture if the holder does not remain continuously in the employment of TDS or any affiliate during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period.
Subject to the change in control provisions of the Incentive Plan and unless otherwise specified in the agreement with respect to a particular restricted stock award:
•
in the event of a termination of employment by reason of disability, retirement after age 65, resignation with prior consent of the board of directors of the award recipient's employer or death, any applicable restriction period will terminate and any applicable performance measures will be deemed satisfied at the target level; and
• in the event of a termination of employment for any other reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and canceled.
All restriction periods applicable to restricted stock awards will lapse and any performance measures will be deemed satisfied at the target level upon certain changes of control of TDS.
Performance Share Awards
The Incentive Plan provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive shares of Incentive Plan Stock, which may be a restricted stock, or the fair market value of such shares in cash or a combination thereof, as specified by the agreement evidencing the award. The number of shares of Incentive Plan Stock subject to a performance award, the applicable performance measures and performance period, and the terms of a performance share award will be determined by the Committee. If the specified performance measures are not attained during the applicable performance period, then the award recipient forfeits all rights to receive the shares of Incentive Plan Stock subject to the performance share award. Subject to the change in control provisions of the Incentive Plan and unless otherwise specified in the agreement with respect to a performance share award:
•
in the event of a termination of employment by reason of disability, retirement after age 65, resignation with prior consent of the board of directors of the award recipient's employer or death, any applicable performance period will terminate and any applicable performance measures will be deemed satisfied at the target level; and
• in the event of a termination of employment for any other reason, the portion of a performance share award which is then subject to a performance period will be forfeited and canceled.
All performance periods applicable to performance share awards will lapse and any performance measures will be deemed satisfied at the target level upon certain changes of control of TDS.

Employer Match Awards
The Incentive Plan permits an employee selected by the Committee to elect to defer all or a portion of his annual bonus under the Incentive Plan to a deferred compensation account, provided, however, that the amount subject to such deferral election with respect to any year shall not exceed $250,000. If a selected employee elects to defer all or a portion of his annual bonus under the Incentive Plan, an Employer match award may be allocated to the employee's deferred compensation account in an amount equal to a percentage specified by the Committee of the employee's deferred annual bonus amount, provided that such percentage shall not exceed 33 1/3%. An employee will be fully vested in the deferred bonus amounts credited to his deferred compensation account. One-third of the Employer match awards credited to the employee's deferred compensation account shall become vested on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of TDS or an affiliate on such date and the amount credited to his deferred compensation account has not been distributed before such date. An employee's deferred compensation account will be deemed to be invested in phantom shares of Incentive Plan Stock.

An employee will receive an amount equal to his vested deferred compensation account balance when he terminates employment with TDS and all of its affiliates, provided, however, that an employee may elect to receive all or a portion of his deferred annual bonus, any related vested Employer match awards and all deemed investment earnings on such amounts at an earlier date if:
	•	such election is made at the time the employee elects to defer the bonus amount; and
	•	such earlier date is at least two years after the date of his deferral election.

In addition, the Committee may approve a distribution of all or a portion of an employee's vested deferred compensation account in the event of an unforeseeable emergency causing severe financial hardship. Amounts credited to an employee's deferred compensation account under the Incentive Plan are not transferable by the award recipient other than:
	•	pursuant to a beneficiary designation effective on the award recipient's death; or
	•	pursuant to a court order entered in connection with a dissolution of marriage or child support.
Subject to the change in control provisions of the Incentive Plan and unless otherwise specified in the agreement with respect to an Employer match award:
•
in the event of a termination of employment by reason of disability, retirement after age 65, resignation with prior consent of the board of directors of the award recipient's employer or death, any Employer match award will become vested; and
	•	in the event of a termination of employment for any other reason, any unvested Employer match award will be forfeited.
All Employer match awards will become fully vested upon certain changes of control of TDS.

FEDERAL INCOME TAX CONSEQUENCES
The following is a brief summary of the U.S. federal income tax consequences of awards made under the Incentive Plan.
Stock Options
An award recipient will not recognize any income upon the grant of a stock option. An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and TDS will be entitled to a corresponding deduction. An award recipient will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and TDS will not be entitled to any deduction. If, however, such shares are disposed of within such two or one year periods, then in the year of such disposition the award recipient generally will recognize compensation taxable as ordinary income equal to the excess of the lesser of:
• the amount realized upon such disposition; and
• the fair market value of such shares on the date of exercise over the exercise price;
and TDS will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.
Stock Appreciation Rights
An award recipient will not recognize any taxable income upon the grant of an SAR. An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of an SAR equal to the fair market value of any unrestricted shares of Incentive Plan Stock delivered and the amount of cash paid by TDS upon such exercise, and TDS will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. If restricted stock is delivered upon exercise of an SAR, the tax consequences associated with such restricted stock shall be determined in accordance with the section below titled "Restricted Stock".
Bonus Stock
An award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) in respect of an award of shares of bonus stock at the time such shares are awarded in an amount equal to the then fair market value of such shares and TDS will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.

Restricted Stock
An award recipient will not recognize taxable income at the time of an award of shares of restricted stock, and TDS will not be entitled to a tax deduction at such time, unless the award recipient makes an election to be taxed at the time restricted stock is granted. If such election is made, the award recipient will recognize compensation taxable as ordinary income at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the award recipient will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. TDS is entitled to a corresponding deduction at the time the ordinary income is recognized by the award recipient, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. In addition, an award recipient receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid, and TDS will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.
Performance Shares
An award recipient will not recognize taxable income upon the grant of performance shares and TDS will not be entitled to a tax deduction at such time. Upon the settlement of performance shares in the form of unrestricted shares of Incentive Plan Stock or cash or a combination of both, the award recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and any cash paid by TDS, and TDS will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. Upon the settlement of performance shares in the form of restricted stock, the tax consequences associated with such restricted stock shall be determined in accordance with the immediately preceding section titled "Restricted Stock".
Deferral Of Annual Bonus	An award recipient will not recognize taxable income
Amount and Employer Match Award	• on any annual bonus amount which he elects not to receive currently by deferring such amount into a deferred compensation account; or
• upon the grant of an Employer match award;

and TDS will not be entitled to a tax deduction at such time. At the time the award recipient receives a distribution from his deferred compensation account, the award recipient will recognize the distributed amount as compensation taxable as ordinary income (and subject to income tax withholding), and TDS will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.

        The following table specifies the number of Common Shares which are subject to options granted to the named executive or group as of December 31, 2002.

PLAN BENEFITS UNDER 1998 AND 1994 LONG-TERM INCENTIVE PLANS

		Company Match Award for 2002(2)
Name	Number of Common Shares Subject to Options(1)	Dollar Value	Number of Shares
LeRoy T. Carlson, Jr.	334,231	$—	—
LeRoy T. Carlson	228,328	70,180	1,749
Sandra L. Helton	121,350	—	—
James Barr III	54,246	—	—
John E. Rooney(3)	—	—	—
Other Executives	460,834	44,573	959

Executive Group	1,198,989	114,753	2,708
Non-Executive Director Group	—	—	—
Non-Executive Employee Group	594,011	—	—

TOTAL	1,793,000	$114,753	2,708

(1)
Since the option exercise price for all awards is equal to the fair market value of the Common Shares on the grant date, no value was assigned to the options for purposes of the above table.

(2)
Represents the dollar value and number of shares of the Company Match Award for 2002, which is represented by phantom Common Shares of TDS. Because the bonus for 2002 has not yet been determined for LeRoy T. Carlson, Jr., the dollar value of the Company Match phantom stock units cannot be determined at this time.

(3)
John E. Rooney does not participate in the TDS Long-Term Incentive Plans.

        This description of the 1998 Long-Term Incentive Plan is a summary only and is qualified by the terms of the 1998 Long-Term Incentive Plan itself, a copy of which is attached to this Proxy Statement as Exhibit B. Although the Incentive Plan authorizes the issuance of tracking stock shares of certain groups, TDS abandoned the 1998 tracking stock proposal and, accordingly, such shares are not available currently for issuance.

        The board of directors recommends a vote "FOR" approval of the amendment to the 1998 Long-Term Incentive Plan.

PROPOSAL 4
INDEPENDENT ACCOUNTANTS

        We anticipate continuing the services of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year. Representatives of PricewaterhouseCoopers, who served as independent accountants for the last fiscal year, are expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement and to respond to appropriate questions raised by shareholders at the annual meeting or submitted in writing prior thereto.

        We are not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers as our independent accountants by the Bylaws or otherwise. However, as a matter of good corporate practice, we have elected to seek such ratification by the affirmative vote of the holders of a majority of the votes cast by shares entitled to vote with respect to such matter at the annual meeting. Should the shareholders fail to ratify the selection of PricewaterhouseCoopers as independent accountants, the audit committee of the board of directors will consider whether to retain such firm for the year ending December 31, 2003.

        The board of directors recommends a vote "FOR" ratification of the selection of PricewaterhouseCoopers as independent accountants for the current fiscal year.

FEES PAID TO PRINCIPAL ACCOUNTANTS

        The following sets forth the aggregate fees billed by TDS's principal accountants PricewaterhouseCoopers for 2002 and 2001:

	2002	2001
Audit Fees(1)	$1,892,575	$104,673
Audit Related Fees(2)	560,000	0
Tax Fees(3)	439,409	0
All Other Fees(4)	297,925	72,114

Total Fees	$3,189,909	$176,787

(1)
Represents the aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of the annual financial statements for the years 2002 and 2001 and the reviews of the financial statements included in TDS's and U.S. Cellular's Form 10-Qs for each of these years. Does not include fees of $53,500 and $1,179,390 paid to Arthur Andersen in 2002 and 2001, respectively.

(2)
Represents the aggregate fees billed by PricewaterhouseCoopers for assurance and related services for TDS and U.S. Cellular for the years 2002 and 2001 that are reasonably related to the performance of the audit or review of financial statements other than the fees disclosed in the foregoing paragraph. Does not include fees of $38,000 paid to Arthur Andersen in 2001. There were no fees paid to Arthur Andersen for audit related services in 2002.

(3)
Represents the aggregate fees billed by PricewaterhouseCoopers for professional services rendered to TDS and U.S. Cellular in 2002 and 2001 for tax compliance, tax advice and tax planning. Does not include fees of $179,125 and $1,273,180 paid to Arthur Andersen in 2002 and 2001, respectively.

(4)
Represents the aggregate fees billed by PricewaterhouseCoopers for services, other than services covered in (1), (2) or (3) above, for the years 2002 and 2001. Does not include fees of $27,360 and $12,000 paid to Arthur Andersen in 2002 and 2001, respectively.

PRE-APPROVAL PROCEDURES

        The audit committee adopted a policy, effective May 6, 2003, pursuant to which all audit and non-audit services must be pre-approved by the audit committee. Under no circumstances may the Company's principal external auditor provide services that are prohibited by the Sarbanes-Oxley Act of 2002 or rules issued thereunder. Non-prohibited audit related services and certain tax services may be provided to the Company, subject to such pre-approval process and prohibitions. The audit committee may designate a single audit committee member who may pre-approve non-audit services and who will be required to report such approvals to the full audit committee at each of its regularly scheduled meetings. The pre-approval policy relates to all services provided by the Company's principal external auditor and does not include any pre-set fee limits that do not require pre-approval or any de minimis exception.

REPORT OF AUDIT COMMITTEE

        This report is submitted by the current members of the audit committee of the board of directors of TDS. The audit committee operates under a written charter adopted by the TDS board of directors.

        Management is responsible for TDS's internal controls and the financial reporting process. TDS has an internal audit staff, which performs testing of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of TDS's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

        In this context, the audit committee held meetings with management, the internal audit staff and representatives of PricewaterhouseCoopers LLP, TDS's independent accountants for 2002. In these meetings, the audit committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2002. Management represented to the audit committee that TDS's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and representatives of PricewaterhouseCoopers.

        The discussions with PricewaterhouseCoopers also included the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, relating to information regarding the scope and results of the audit. In particular, the audit committee reviewed with PricewaterhouseCoopers its judgment as to the quality, not just the acceptability of TDS's accounting principles. The audit committee also received from PricewaterhouseCoopers written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and this information was discussed with PricewaterhouseCoopers.

        Based on, and in reliance upon these discussions, the audit committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2002 be included in TDS's Annual Report on Form 10-K for the year ended December 31, 2002.

        The audit committee also determined that the payment of certain fees for tax services and all other non-audit related services does not conflict with maintaining PricewaterhouseCoopers' independence.

        By the members of the audit committee of the board of directors of TDS:

George W. Off Chairperson	Donald C. Nebergall	Herbert S. Wander

CHANGE IN INDEPENDENT ACCOUNTANTS

        Within the last two most recent fiscal years, TDS engaged a new independent accountant to audit its financial statements. Information required to be disclosed pursuant to Item 304(a) of Regulation S-K of the SEC was previously reported in TDS's Form 8-K dated May 23, 2002. Pursuant to the requirements of the SEC's proxy rules, the following repeats the disclosure set forth in Item 4 of such Form 8-K, which is incorporated by reference herein.

  On May 23, 2002, Telephone and Data Systems, Inc. ("TDS") dismissed Arthur Andersen LLP ("Andersen") as TDS's independent auditors, and engaged PricewaterhouseCoopers LLP ("PWC") to serve as its new independent auditors for 2002. The change in auditors will become effective May 23, 2002. This action was taken by the TDS board of directors based on the recommendation of TDS's audit committee. TDS also approved the same change of auditors for its subsidiary, United States Cellular Corporation ("U.S. Cellular"), pursuant to the terms of an Intercompany Agreement between TDS and U.S. Cellular.

  Andersen's reports on TDS's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between TDS and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

  TDS provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 23, 2002, stating its agreement with the foregoing disclosures.

  During TDS's two most recent fiscal years and through the date of this Report on Form 8-K, TDS did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on TDS's consolidated financial statements, or any other matters or reportable events listed in item 304(a)(2)(i) and (ii) of Regulation S-K.

        Exhibit 16.1 to the Form 8-K referenced above is not attached hereto but the disclosures therein are incorporated by reference herein.

EXECUTIVE OFFICERS

        In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of TDS and its subsidiaries who may be deemed to be executive officers of TDS for disclosure purposes under the rules of the SEC. Unless otherwise indicated, the position held is an office of TDS.

Name	Age	Position
John E. Rooney	60	President and CEO of United States Cellular Corporation
D. Michael Jack	60	Senior Vice President and Corporate Controller
William L. Stuckey	55	Senior Vice President and Chief Information Officer
Scott H. Williamson	52	Senior Vice President—Acquisitions and Corporate Development
George L. Dienes	72	Vice President—Corporate Development
Kevin C. Gallagher	55	Vice President and Corporate Secretary
Jerry A. Gleisner	43	Vice President—Corporate Systems
C. Theodore Herbert	67	Vice President—Human Resources
Rudolph E. Hornacek	75	Vice President—Engineering
J. Timothy Kleespies	52	Vice President—Tax
Kenneth M. Kotylo	41	Vice President—Acquisitions and Corporate Development
Peter L. Sereda	44	Vice President and Treasurer
Mark A. Steinkrauss	57	Vice President—Corporate Relations
James W. Twesme	50	Vice President—Corporate Finance
Byron A. Wertz	56	Vice President—Corporate Development

Background of Executive Officers

        John E. Rooney.    John E. Rooney has been the President and Chief Executive Officer of U.S. Cellular since April 10, 2000. Mr. Rooney was previously employed by Ameritech Corporation for more than five years most recently as president of Ameritech Consumer Services and, prior to that, as president of Ameritech Cellular Services. Mr. Rooney is also a director of U.S. Cellular pursuant to his employment letter agreement described below in "Other Agreements."

        D. Michael Jack.    D. Michael Jack was appointed Senior Vice President and Corporate Controller of TDS in March 2003. Prior to that, he was Vice President and Corporate Controller since November 1999. Prior to joining TDS, Mr. Jack was employed by Cummins Engine Company, Inc. for more than five years. At Cummins Engine Company, Mr. Jack was executive director of its financial services division between 1998 and 1999; chief financial officer of the industrial business unit between 1996 and 1998; and controller of worldwide operations prior to 1996.

        William L. Stuckey.    William L Stuckey was appointed Senior Vice President and Chief Information Officer on February 3, 2003. Prior to that time, he was the founder and managing director for Global Analysis & Consulting, LLC., since January 2002. From 1996 through 2001, Mr. Stuckey was vice president and chief information officer, operating divisions and international development, for Lucent Technologies located in New Jersey.

        Scott H. Williamson.    Scott H. Williamson was appointed Senior Vice President—Acquisitions and Corporate Development of TDS in February 1998. Prior to that time, he was Vice President—Acquisitions of TDS since 1995.

        George L. Dienes.    George L. Dienes has been Vice President—Corporate Development of TDS for more than five years.

        Kevin C. Gallagher.    Kevin C. Gallagher was appointed Vice President and Corporate Secretary on December 1, 2001. He was also appointed Vice President and Corporate Secretary of U.S. Cellular and TDS Telecom in December 2001. Prior to that time, he was senior vice president, general counsel and secretary of 360° Communications Company between 1996 and 1998. Prior to that, Mr. Gallagher was vice president and general counsel of Sprint Cellular Company between 1993 and 1996.

        Jerry A. Gleisner.    Jerry A. Gleisner was appointed Vice President—Corporate Systems as of November 9, 2000. Prior to that, he was employed by TDS for more than five years, most recently as TDS Computing Services Vice President—Corporate Systems.

        C. Theodore Herbert.    C. Theodore Herbert has been Vice President—Human Resources of TDS for more than five years.

        Rudolph E. Hornacek.    Rudolph E. Hornacek has been Vice President—Engineering of TDS for more than five years. He was a director of TDS until his resignation in November 1998. He is currently Director Emeritus of TDS. Mr. Hornacek is a Director of TDS Telecom.

        J. Timothy Kleespies.    J. Timothy Kleespies was appointed Vice President—Tax in October 2000. Prior to joining TDS, Mr. Kleespies was employed by Universal Foods Corporation from 1999 to 2000 as director of corporate taxes and by Stone Container Corporation from 1988 to 1999 as director of corporate taxes and tax counsel.

        Kenneth M. Kotylo.    Kenneth M. Kotylo was appointed Vice President—Acquisitions and Corporate Development in February 2003. Prior to joining TDS in February, Mr. Kotylo was employed by William Blair & Company from 2000 to 2002 as an equity research analyst. Prior to that time, he was Director—Financial Planning & Analysis at TDS from 1997 to 2000.

        Peter L. Sereda.    Peter L. Sereda was appointed Vice President and Treasurer of TDS in February 1998. Prior to joining TDS, he was employed by Specialty Foods Corporation, a privately held company which produces meat and bakery products, between 1994 and 1998. At Specialty Foods Corporation, Mr. Sereda was vice president of finance—operations between 1997 and 1998, and was vice president and treasurer between 1994 and 1997.

        Mark A. Steinkrauss.    Mark A. Steinkrauss was appointed Vice President—Corporate Relations of TDS in March 1998. Prior to joining TDS, Mr. Steinkrauss was employed by Fruit of the Loom, Inc., an international apparel company, for more than five years, most recently as vice president of corporate relations.

        James W. Twesme.    James W. Twesme was appointed Vice President—Corporate Finance of TDS in January 1999. Prior to that time, he was the Assistant Treasurer of TDS for more than five years.

        Byron A. Wertz.    Byron A. Wertz has been a Vice President—Corporate Development of TDS for more than five years. Mr. Wertz is the nephew of LeRoy T. Carlson and the cousin of each of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

EXECUTIVE COMPENSATION

Summary of Compensation

        The following table summarizes the compensation paid by TDS to the President and Chief Executive Officer of TDS and the other four most highly compensated executive officers (based on the aggregate of the salary and bonus for 2002).

Summary Compensation Table(1)

Long-Term Compensation
		Annual Compensation					Awards			Payouts
Name and Principal Position	Year	Salary(2)	Bonus(3)		Other Annual Compensation(4)		Restricted Stock Award(s)(5)		Securities Underlying Options(6)	LTIP Payouts(7)		All Other Compensation(8)
LeRoy T. Carlson, Jr. President (Chief Executive Officer)	2002 2001 2000	$858,000 780,000 708,750	$	— 468,000 500,000	$	— — 72,500	$	— — —	68,215 29,429 88,720	$	— — —	$47,819 36,507 36,765
LeRoy T. Carlson Chairman Emeritus	2002 2001 2000	$437,600 547,000 501,000		$242,000 310,000 266,000		$70,180 72,500 72,500	$	— — —	22,170 15,590 52,360	$	— — —	$35,085 41,052 57,187
Sandra L. Helton Executive Vice President—Chief Financial Officer	2002 2001 2000	$504,000 460,000 420,000		$353,000 310,000 278,000	$	— — —	$	— — —	29,915 12,115 43,320	$	— — —	$47,460 41,738 34,508
James Barr III President (Chief Executive Officer) of TDS Telecommunications Corporation	2002 2001 2000	$501,000 458,000 419,000		$225,000 298,000 251,000	$	— — —	$	— — —	17,061 6,785 30,400		$2,450,422 — —	$50,188 44,331 43,781
John E. Rooney(9) President (Chief Executive Officer) of United States Cellular Corporation	2002 2001 2000	$526,292 485,459 309,375		$240,000 190,000 190,000		$70,008 55,414 55,414		$242,679 396,911 —	33,000 20,000 55,000	$	— — —	$50,910 20,570 2,815

        There are no outstanding stock appreciation rights ("SARs"), therefore the Summary Compensation Table does not reflect information on SARs.

(1)
Does not include the discount amount under any dividend reinvestment plan or any employee stock purchase plan because such plans are generally available to all eligible shareholders or salaried employees, respectively. Does not include the value of any perquisites and other personal benefits, securities or property because the aggregate amount of such compensation is less than the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the above-named executive officers.

(2)
Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year identified.

(3)
Represents the dollar value of bonus (cash and non-cash) earned (whether received in cash or deferred) by the named executive officer for 2002, 2001 and 2000. The final bonus for 2002 has not yet been determined for LeRoy T. Carlson, Jr. See "Executive Officer Compensation Report."

(4)
Represents the fair market value of phantom stock units credited to such officer with respect to deferred bonus compensation. See "Bonus Deferral and Stock Unit Match Program." LeRoy T. Carlson and LeRoy T. Carlson, Jr., deferred $250,000 of their 2000 bonuses, LeRoy T. Carlson deferred $250,000 of his 2001 bonus and has deferred 100% of his 2002 bonus pursuant to the TDS 1998 Long-Term Incentive Plan. Because the bonus for 2002 has not yet been determined for LeRoy T. Carlson, Jr., the dollar value of the Company match phantom stock units cannot be determined at this time.

(5)
Represents the value of restricted USM Common Shares granted to Mr. Rooney, based on the closing price of U.S. Cellular Common Shares on the date of grant. In 2002, 5,919 restricted shares were granted to Mr. Rooney that vest on March 31, 2005. The value of such shares based on the price of U.S. Cellular Common Shares on the award date was $242,679. In 2001, 6,682 restricted shares were granted to Mr. Rooney that vest on March 31, 2004. The value of such shares based on the price of U.S. Cellular Common Shares on the award date was $396,911. As of December 31, 2002, all 12,601 shares were unvested. The value of such shares based on the price of U.S. Cellular Common Shares on December 31, 2002 of $25.02 per share is $315,277

(6)
Represents the number of shares subject to stock options awarded during the fiscal year identified. Unless otherwise indicated by footnote, the awards represent options without tandem SARs and relate to TDS Common Shares, except for John E. Rooney, in which case the awards represent options with respect to U.S. Cellular shares.

(7)
In 2002, Mr. Barr exercised options for an aggregate of 124,890 phantom stock units for 1998, 1999 and 2000, and received a net cash payment, prior to withholding taxes, of $2,450,422. See "TDS Telecom Phantom Incentive Option Plan."

(8)
Includes contributions by the Company for the benefit of the named executive officer under the TDS tax-deferred savings plan ("TDSP"), the TDS pension plan ("Pension Plan"), including earnings accrued under a related supplemental benefit agreement, the TDS supplemental executive retirement plan ("SERP") and the dollar value of any insurance premiums paid during the covered fiscal year with respect to life insurance for the benefit of the named executive ("Life Insurance"), as indicated below for 2002:

	LeRoy T. Carlson, Jr.	LeRoy T. Carlson	Sandra L. Helton	James Barr III	John E. Rooney
TDSP	$6,800	$6,762	$6,800	$6,635	$6,707
Pension Plan	18,134	27,936	17,454	25,395	9,453
SERP	21,866	—	22,546	14,605	30,977
Life Insurance	1,019	387	660	3,553	3,773

Total	$47,819	$35,085	$47,460	$50,188	$50,910

(9)
All of Mr. Rooney's compensation is paid by U.S. Cellular. Mr. Rooney's annual compensation is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular, and Mr. Rooney's long-term compensation is approved by the stock option compensation committee of U.S. Cellular. Mr. Rooney was hired on April 10, 2000.

General Information Regarding Options

        The following tables show, as to the executive officers who are named in the Summary Compensation Table, information regarding options.

Individual Option Grants in 2002

						Potential Realizable Value at Assumed Annual Realized Stock Price Appreciation for Option Terms(4)
	Number of Securities Underlying Options Granted(1)
		Percent of Total Options Granted to Employees(2)
Name			Exercise Price	Market Price(3)	Expiration Date
						5%	10%
LeRoy T. Carlson, Jr.(5)	68,215	14.4%	$60.20	$60.20	08/19/12	$2,582,583	$6,544,772
LeRoy T. Carlson(6)	22,170	4.7%	$59.00	$59.00	07/05/12	$822,613	$2,084,663
Sandra L. Helton(6)	29,915	6.3%	$59.00	$59.00	07/05/12	$1,109,990	$2,812,932
James Barr III(6)	17,061	3.6%	$59.00	$59.00	07/05/12	$633,045	$1,604,260
John E. Rooney(7)	33,000	3.8%	$41.00	$41.00	03/31/12	$850,894	$2,156,334

(1)
Represents the number of TDS shares underlying options awarded during the year, except in the case of John E. Rooney, in which case the amount represents the number of U.S. Cellular shares underlying options awarded during the fiscal year.

(2)
Represents the percent of total TDS shares underlying options awarded to all TDS employees during the fiscal year, except in the case of John E. Rooney, in which case the figure represents the percent of total U.S. Cellular shares underlying options awarded to all U.S. Cellular employees during the fiscal year.

(3)
Represents the per share fair market value of shares as of the award date.

(4)
Represents the potential realizable value of each grant of options, assuming that the market price of the shares underlying the options appreciates in value from the award date to the end of the option term at the indicated annualized rates.

(5)
Pursuant to the TDS long-term incentive plan, on August 19, 2002 such named executive officer was granted options (the "2001 Performance Options") to purchase TDS Common Shares based on the achievement of certain levels of corporate and individual performance in 2001 as contemplated by the TDS long-term incentive plan. The purchase price per TDS Common Share subject to the 2001 Performance Options is the fair market value of the TDS Common Shares as of the grant date. The 2001 Performance Options became exercisable on December 15, 2002.

(6)
Pursuant to the TDS long-term incentive plan, on July 5, 2002 such named executive officers were granted options (the "2001 Performance Options") to purchase TDS Common Shares based on the achievement of certain levels of corporate and individual performance in 2001 as contemplated by the TDS long-term incentive plan. The purchase price per TDS Common Share subject to the 2001 Performance Options is the fair market value of the TDS Common Shares as of the grant date. The 2001 Performance Options became exercisable on December 15, 2002.

(7)
These represent options with respect to U.S. Cellular Common Shares. Such options were granted as of March 31, 2002 and become exercisable with respect to 25% of the shares underlying the option on March 31 of each year beginning in 2003 and ending in 2006.

Option Exercises in 2002 and
December 31, 2002 Option Values

			As of December 31, 2002
	2002		Number of Securities Underlying Unexercised Options(3)		Value of Unexercised In-the-Money Options(4)
	Shares Acquired on Exercise(1)	Value Realized(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
LeRoy T. Carlson, Jr.
2001 Performance Options(5)	—	$—	68,215	—	$—	$—
2000 Performance Options(6)	—	—	29,429	—	—	—
2000 Automatic Options(7)	—	—	28,360	28,360	—	—
1999 Performance Options(8)	—	—	32,000	—	—	—
1998 Performance Options(9)	—	—	27,850	—	—	—
1998 Automatic Options(10)	—	—	54,600	—	178,542	—
1997 Performance Options(11)	—	—	27,300	—	198,471	—
1996 Performance Options(12)	—	—	11,770	—	36,957	—
1995 Performance Options(13)	—	—	13,233	—	—	—
1994 Performance Options(14)	—	—	13,114	—	116,714	—

Total	—	$—	305,871	28,360	$530,684	$—

LeRoy T. Carlson
2001 Performance Options(5)		$—	22,170	—	$—	$—
2000 Performance Options(6)	—	—	15,590	—	—	—
2000 Automatic Options(7)	—	—	17,180	17,180	—	—
1999 Performance Options(8)	—	—	18,000	—	—	—
1998 Performance Options(9)	—	—	17,600	—	—	—
1998 Automatic Options(10)	—	—	39,600	—	129,492	—
1997 Performance Options(11)	—	—	17,820	—	129,551	—
1996 Performance Options(12)	—	—	8,295	—	26,046	—
1995 Performance Options(13)	—	—	9,367	—	—	—
1994 Performance Options(14)	—	—	9,476	—	84,336	—
1994 Automatic Options(15)	—	—	36,050	—	—	—

Total	—	$—	211,148	17,180	$369,425	$—

Sandra L. Helton
2001 Performance Options(5)	—	$—	29,915	—	$—	$—
2000 Performance Options(6)	—	—	12,115	—	—	—
2000 Automatic Options(7)	—	—	12,660	12,660	—	—
1999 Performance Options(8)	—	—	18,000	—	—	—
1998 Automatic Options(16)	—	—	36,000	—	473,400	—

Total	—	$—	108,690	12,660	$473,400	$—

James Barr III
2001 Performance Options(5)	—	$—	17,061	—	$—	$—
2000 Performance Options(6)	—	—	6,785	—	—	—
2000 Options(17)	—	—	18,240	12,160	—	—

Total	—	$—	42,086	12,160	$—	$—

John E. Rooney
2002 USM Options(18)	—	$—	—	33,000	$—	$—
2001 USM Options(19)	—	—	4,000	16,000	—	—
2000 USM Initial Options(20)	—	—	22,000	33,000	—	—

Total	—	$—	26,000	82,000	$—	$—

(1)
Represents the number of TDS Common Shares with respect to which the options were exercised or, in the case of John E. Rooney, Common Shares of U.S. Cellular ("USM shares").

(2)
Represents the aggregate dollar value realized upon exercise, based on the difference between the exercise price and the fair market value of the shares on the date of exercise.

(3)
Represents the number of TDS Common Shares subject to options, except for John E. Rooney, in which case the information is presented with respect to USM shares. All options are transferable to permitted transferees.

(4)
Represents the aggregate dollar value of in-the-money, unexercised options held at the end of the fiscal year, based on the difference between the exercise price and $47.02, the market value of TDS Common Shares on December 31, 2002 or, with respect to options for USM shares, $25.02, the market value of USM Common Shares on December 31, 2002.

(5)
Such options became exercisable on December 15, 2002 and are exercisable until August 19, 2012 at the exercise price of $60.12 per share. With respect to Mr. LeRoy T. Carlson, Ms. Helton and Mr. Barr, such options became exercisable on December 15, 2002 and are exercisable until July 5, 2012 at the exercise price of $59.00 per share.

(6)
Such options became exercisable on December 15, 2001 and are exercisable until April 30, 2011 at the exercise price of $99.44 per share.

(7)
Such options become exercisable in annual increments of 25% on December 15, 2001 and on each anniversary of such date until December 15, 2004 and are exercisable until September 15, 2010 at the exercise price of $121.12 per share.

(8)
Such options became exercisable on December 15, 2000 and are exercisable until May 5, 2010 at the exercise price of $105.13 per share.

(9)
Such options became exercisable on December 15, 1999 and are exercisable until April 30, 2009 at the exercise price of $66.75 per share.

(10)
Such options became exercisable with respect to one-third of the shares on each of December 15, 1998, December 15, 1999 and December 15, 2000, and are exercisable until November 5, 2007 at the exercise price of $43.75 per share.

(11)
Such options became exercisable on December 15, 1998 and are exercisable until June 22, 2008 at the exercise price of $39.75 per share.

(12)
Such options became exercisable on December 15, 1997 and are exercisable until December 15, 2007 at the exercise price of $43.88 per share.

(13)
Such options became exercisable on December 15, 1996 and are exercisable until December 15, 2006 at the exercise price of $47.60 per share.

(14)
Such options became exercisable on December 15, 1995 and are exercisable until December 15, 2005 at the exercise price of $38.12 per share.

(15)
Such options became exercisable in annual increments of 20% on each of December 15, 1994 and on the first through the fourth anniversaries of such date, and are exercisable until November 4, 2004 at the exercise price of $47.59 per share.

(16)
Such options became exercisable with respect to 12,000 shares on December 15, 1998, December 15, 1999 and December 15, 2000, are exercisable until September 15, 2008 at an exercise price of $33.87 per share.

(17)
Such options become exercisable in annual increments of 20% on December 15, 2000 and on each anniversary of such date through December 15, 2004 and are exercisable until March 10, 2010 at the exercise price of $104.00 per share.

(18)
The 2002 USM Options become exercisable in annual increments of 25% on March 31 of each year, beginning in 2003 and ending in 2006, and are exercisable until March 31, 2012 at an exercise price of $41.00.

(19)
The 2001 USM Options become exercisable in annual increments of 20% on March 31 of each year beginning in 2002 and ending in 2006, and are exercisable until March 31, 2011 at an exercise price of $59.40.

(20)
The 2000 USM Initial Options become exercisable with respect to 20% of the shares underlying the option on April 10 of each year, beginning in 2001 and ending in 2005, and are exercisable until April 10, 2010 at an exercise price of $69.19 per share.

TDS Telecom Phantom Incentive Option Plan

        James Barr III participated in the TDS Telecom phantom stock incentive plan (the "TDS Telecom Plan"). The TDS Telecom Plan was adopted by TDS Telecom in 1997 and related to the five-year period beginning on January 1, 1995 and ending on December 31, 1999. Under the TDS Telecom Plan, Mr. Barr was awarded certain phantom stock units by the Chairman of TDS Telecom. The award consisted of automatic awards and performance awards. The automatic awards vested in five equal annual installments beginning on December 15, 1995. The performance awards included a corporate performance award and an individual performance award. The performance awards vested on December 15 of the year following the performance year to which they relate. When vested, the phantom stock option units became exercisable at an exercise price determined in accordance with the terms of the plan. In 2002, Mr. Barr exercised options for an aggregate of 124,890 phantom stock units for 1998, 1999 and 2000. He received a net cash payment prior to withholding taxes, of $2,450,422, which is equal to the difference between the exercise price and the implied value of the phantom stock units as provided in the TDS Telecom Plan. As a result of such exercise, Mr. Barr has exercised all options under the Plan.

Pension Plans and Supplemental Benefit Agreements

        The TDS employees' pension trust (the "TDS Target Pension Plan") was a defined contribution plan designed to provide retirement benefits for eligible employees of TDS and certain of its affiliates which adopted the TDS Target Pension Plan. Annual employer contributions based upon actuarial assumptions were made under a formula designed to fund a target pension benefit for each participant commencing generally upon the participant's attainment of retirement age.

        U.S. Cellular previously had adopted the TDS wireless companies' pension plan (the "Wireless Pension Plan"). The Wireless Pension Plan, a qualified non-contributory defined contribution pension plan, provided pension benefits for employees of U.S. Cellular. Under the Wireless Pension Plan, pension contributions were calculated separately for each participant, based on a fixed percentage of the participant's qualifying compensation, and are funded currently.

        Effective January 1, 2001, the TDS Target Pension Plan was merged with and into the Wireless Pension Plan and the new merged plan has been titled the TDS Pension Plan. All of the plan assets which had been held for the TDS Target Pension Plan and the Wireless Pension Plan were combined to be held on a consolidated basis for the new TDS Pension Plan, which will pay all benefits which previously accrued under both the TDS Target Pension Plan and the Wireless Pension Plan and all future pension plan accruals. All eligible participants who have been receiving target pension benefits under the TDS Target Pension Plan will continue to be eligible for target pension benefits under the TDS Pension Plan. Similarly, eligible participants who have been receiving a pension benefit contribution based on a fixed percentage of their qualifying compensation under the Wireless Pension Plan will continue to be eligible for such benefit under the TDS Pension Plan. All newly eligible employees of both TDS and U.S. Cellular and their affiliates will only be eligible for the pension benefit contribution based on a fixed percentage of qualifying compensation as previously provided under the Wireless Pension Plan.

        The amounts of the annual contributions for the benefit of the named executive officers under the TDS Target Pension Plan and/or the Wireless Pension Plan are included above in the Summary Compensation Table under "All Other Compensation."

        The TDS supplemental executive retirement plan ("SERP") has provided supplemental benefits under the TDS Pension Plan and the Wireless Pension Plan and effective January 1, 2001, the new TDS Pension Plan. The SERP was established to offset the reduction of benefits caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. The SERP is a non-qualified deferred compensation plan and is intended to be unfunded. The amounts of the accruals for the benefit of the named executive officers are included above in the Summary Compensation Table under "All Other Compensation."

        In 1980, TDS entered into a non-qualified supplemental benefit agreement with LeRoy T. Carlson which, as amended, requires TDS to pay a supplemental retirement benefit to Mr. Carlson in the amount of $47,567 plus interest at a rate equal to 1/4% under the prime rate for the period from May 15, 1981 (the date of Mr. Carlson's 65th birthday) to May 31, 1992, in five annual installments beginning June 1, 2001, plus interest at 9 1/2% compounded semi-annually from June 1, 1992. The agreement was entered into because certain amendments made to the TDS Pension Plan in 1974 had the effect of reducing the amount of retirement benefits, which Mr. Carlson would receive under the TDS Pension Plan. The payments to be made under the agreement, together with the retirement benefits under the TDS Pension Plan, were designed to permit Mr. Carlson to receive approximately the same retirement benefits he would have received had the TDS Pension Plan not been amended. All the interest accrued under this agreement is included above in the Summary Compensation Table under "All Other Compensation" and identified in footnote 7 thereto as contributions under the TDS Pension Plan.

Deferred Compensation Agreements

        James Barr III is party to an executive deferred compensation agreement, pursuant to which a specified percentage of his gross compensation is deferred and credited to a deferred compensation account. The deferred compensation account is credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate plus 1.25 percentage points until the deferred compensation amount is paid to such person. The amount of compensation deferred by such person is included in and reported with all other non-deferred compensation in the "Summary Compensation Table." No amount is included in the Summary Compensation Table for the interest earned on such deferred compensation because such interest rate is intended to approximate a market rate.

Bonus Deferral and Stock Unit Match Program

        The 1998 Long-Term Incentive Plan provides the opportunity for those who are employed by TDS at the position of Vice President or above to defer receipt of a portion of their bonuses and receive TDS matching stock unit credits. Executives may elect to defer receipt of all or a portion of their annual bonuses and to receive stock unit matches on the amount deferred up to $250,000. Deferred compensation will be deemed invested in phantom TDS Common Shares. TDS match amounts will depend on the amount of annual bonus that is deferred into stock units. Participants receive a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and a 33% match for amounts that exceed 50% of their total annual bonus. The matched stock units vest ratably at a rate of one-third per year over three years. The fair market value of the matched stock units is reported in the Summary Compensation Table under "Other Annual Compensation."

        LeRoy T. Carlson and LeRoy T. Carlson, Jr. deferred $250,000 of their 2000 bonuses. LeRoy T. Carlson deferred $250,000 of his 2001 bonus and has deferred 100% of his 2002 bonus. Accordingly, each of LeRoy T. Carlson and LeRoy T. Carlson, Jr. will receive a 25% stock unit match for 50% of their deferred bonuses and a 33% match for 50% of their deferred bonuses up to $250,000 for such years under the 1998 Plan. The bonus for 2002 has not yet been determined for LeRoy T. Carlson, Jr., and, therefore, the dollar value of the company match phantom stock units cannot be determined at this time. See the "Summary Compensation Table."

        In addition, U.S. Cellular has a similar plan pursuant to which John E. Rooney may defer compensation and receive stock unit matches with respect to U.S. Cellular Common Shares. Any stock unit matches received by Mr. Rooney are reported in the Summary Compensation Table under "Other Annual Compensation."

Other Agreements

        TDS has entered into an agreement with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire from TDS. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by TDS as a part-time consultant (for not more than 60 hours in any month) until his death or disability. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, TDS can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of his employment or the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. TDS may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of TDS within the continental United States. No amounts were paid or payable under this agreement in 2002, 2001 or 2000, and no amounts related thereto are included above in the Summary Compensation Table.

        Pursuant to an employment letter agreement, John E. Rooney was entitled to a base salary at the annual rate of $450,000 per year through December 31, 2000, with a performance review following year-end 2000. The agreement provided that, assuming a start date of April 10, 2000, Mr. Rooney would receive a minimum bonus prorated for nine months of 2000 of $169,000 and that, if Mr. Rooney and his team exceeded business plan objectives, his 2000 bonus could increase. Starting in 2001, Mr. Rooney's target bonus opportunity is 50% of his base salary for the year and is based on U.S. Cellular's results for the year. With superior performance, he will be eligible for bonus awards significantly above the targeted 50% level. Pursuant to the letter agreement, Mr. Rooney received a grant of stock options with respect to 55,000 U.S. Cellular Common Shares. The letter agreement provided that Mr. Rooney was also entitled to an annual grant of U.S. Cellular restricted stock beginning March 31, 2001, and to a seat on the U.S. Cellular board of directors.

Compensation of Directors

        The board of directors amended the compensation plan (the "Non-Employee Directors' Plan") for non-employee directors in 2002. A non-employee director is a director of TDS who is not an employee of TDS or its affiliates, U.S. Cellular or TDS Telecom. The purpose of the Non-Employee Directors' Plan is to provide reasonable compensation to non-employee directors for their services to TDS, and to induce qualified persons to serve as non-employee members of the board of directors.

        The Non-Employee Directors' Plan provides that each non-employee director will receive an annual director's fee of $34,000 payable quarterly, and the chairperson will receive an additional $34,000 fee. The plan also provides that each non-employee director serving on the audit committee will receive an annual director's fee of $8,000 payable quarterly, except for the chairperson, who will receive a fee of $18,000. The plan also provides that each non-employee director will receive an annual fee of $2,000 payable quarterly, for serving on the stock option compensation committee, except for the chairperson, who will receive a fee of $4,000. It also provides that each non-employee director will receive a fee of $1,500 for board of directors and audit committee meetings and $1,000 for stock option compensation committee meetings, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with travel to, and attendance at, each regularly scheduled or special meeting.

        The Non-Employee Directors' Plan further provides that each non-employee director will receive 50%, and may elect to receive on an annual basis up to 100%, of their retainers and meeting fees for regularly scheduled meetings of the board (five per year), by the delivery of Common Shares of TDS having a fair market value as of the date of payment equal to the cash amount of the retainer or fee foregone.

        Under the Non-Employee Directors' Plan, for purposes of determining the number of Common shares deliverable in connection with any of the foregoing elections, the fair market value of a Common Share will be the average closing price of our Common Shares as reported in the American Stock Exchange Composite Transactions section of The Wall Street Journal for the twenty trading days before the end of the quarter or the date of the board meeting, as applicable. Our board of directors has reserved 65,000 Common Shares of TDS for issuance pursuant to the Non-Employee Directors' Plan.

        Donald C. Nebergall, a director of TDS, was paid $60,000 for consulting services provided to TDS in 2002.

        In addition, TDS pays life insurance premiums on behalf of its directors. Except for such life insurance premiums, directors who are also employees of TDS or any affiliate do not receive any additional compensation for services rendered as directors.

Executive Officer Compensation Report

        This report is submitted by LeRoy T. Carlson, Jr., President, who serves as the compensation committee of the board of directors for all executive officers of TDS (other than the President), and by the TDS stock option compensation committee of the board of directors which approves all compensation for the President and approves long-term compensation for executive officers who are employees of TDS. Long-term compensation for John E. Rooney is approved by the stock option compensation committee of U.S. Cellular (as described in its report in the proxy statement of U.S. Cellular).

        TDS's compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of TDS. TDS's policies establish incentive compensation performance goals for executive officers based on factors over which such officers have control and which are important to TDS's long-term success. Compensation should be appropriate to the financial performance of TDS and should be sufficient to enable TDS to attract and retain individuals possessing the talents required for long-term successful performance.

        Executive compensation consists of both annual and long-term compensation. Annual compensation consists of base salary and an annual bonus. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his or her position, particularly with regard to the President (chief executive officer). Long-term compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value and is generally provided through the grant of stock options.

        The process of determining base salary begins with establishing an appropriate salary range for each officer, based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. These other companies include those in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics. The President is provided with information about executive compensation at other companies, as reported in proxy statements and salary surveys published by various organizations. The President uses these sources and makes the determination of appropriate ranges for each executive officer based on his informed judgment, using the information provided to him by the Vice President of Human Resources, as discussed below. The range is not based on any formal analysis nor is there any documentation of the range. The base salary of each officer is set within this range based on an assessment of the responsibilities and the performance of such officer, also taking into account the performance of TDS and/or its business units or divisions, other comparable companies, the industry and the overall economy during the preceding year. The salary of each of the executive officers is believed to be at or slightly above the median of the range considered to be appropriate in the judgment of the President.

        Annually, the nature and extent of each executive officer's personal accomplishments and contributions for the year are determined, based on information submitted by the executive and by others familiar with his or her performance, including the executive's direct supervisor. The President evaluates the information in terms of the personal objectives established for such executive officer for the performance appraisal period. The President also makes an assessment of how well TDS did as a whole during the year and the extent to which the President believes the executive officer contributed to the results. With respect to executive officers having primary responsibility over a certain business unit or division of TDS, the President considers the performance of the business unit or division and the contribution of the executive officer thereto. No specific measures of performance are considered determinative in the compensation of executive officers. Instead, all the facts and circumstances are taken into consideration by the President. Ultimately, it is the informed judgment of the President that determines an executive's salary and bonus.

        The primary focus of TDS is increasing long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. However, there is no quantifiable relationship between compensation and such measures of performance. Instead, compensation decisions are made subjectively, considering certain performance measures, as well as other appropriate facts and circumstances.

        The President of TDS also approves annual bonus compensation for executive officers of TDS and each of its business units or divisions. The Vice President-Human Resources prepares appropriate information, for the annual compensation reviews of executive officers. TDS has no written or formal corporate executive bonus plan. The bonuses for corporate executive officers are determined by the President based on his evaluation of each executive's contribution to TDS, the achievement of individual objectives, the performance of TDS and/or its business units and divisions and all other facts and circumstances considered appropriate in his judgment. The 2002 bonuses approved for the named executives are listed above in the Summary Compensation Table.

        The annual compensation of the President (Chief Executive Officer) of TDS is approved by the stock option compensation committee. The Vice President—Human Resources prepares for the committee an analysis of compensation paid to chief executive officers of other comparable companies, including the companies in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries, to the extent considered appropriate, based on similar size, function, geography or otherwise. This information is presented to the stock option compensation committee, which approves the final base salary and bonus of the President based on such information. The stock option compensation committee approved a bonus of $468,000 for the President for the year 2001, and increased his 2002 base salary to $858,000, representing an increase of $78,000 or 10% over his base salary of $780,000 in 2001. The stock option compensation committee has not yet approved the President's bonus for 2002 or the President's base salary for 2003. As with the other executive officers, the compensation of the President is determined on the basis of the committee's analysis of multiple factors rather than specific measures of performance. The stock option compensation committee has access to numerous performance measures and financial statistics prepared by TDS. This financial information includes the audited financial statements of TDS, as well as internal financial reports such as budgets and their results, operating statistics and other analyses. The stock option compensation committee may also consider such other factors the committee deems appropriate in making its compensation decisions. Ultimately, it is the informed judgment of the stock option compensation committee, after reviewing the compensation information provided by the Vice President—Human Resources, that determines the salary and bonus for the President.

        As discussed above, the primary focus of TDS is the increase of long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. However, as discussed above, there is no quantifiable relationship between compensation and such measures of performance. Instead, compensation decisions are made subjectively, considering certain performance measurers, as well as all other appropriate facts and circumstances.

        The stock option compensation committee believes that the total compensation (base salary and bonus) of the President has been set at a level less than the average for executives at companies which it considers comparable. Each of the members of the committee base this belief on his or her personal assessment and judgment of the President's responsibilities in comparison to those of chief executive officers and chief operating officers of the companies included in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics, based on the information prepared by the Vice President—Human Resources, as discussed above. The President has a substantial beneficial interest in TDS, as described below under "Security Ownership of Management", and will benefit together with other shareholders based on the performance of TDS. The committee has taken this fact into account in its review and approval of the President's salary and bonus.

        The President may also recommend to the stock option compensation committee long-term compensation in the form of additional stock option grants, stock appreciation rights or otherwise for executive officers. The long-term compensation decisions for executive officers are made by the stock option compensation committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options will generally vest over several years, in order to reflect the goal of relating long-term compensation of executive officers, including the President, to increases in shareholder value over the same period.

        The performance of TDS is also a factor in determining the number of stock options which will be awarded and become exercisable with respect to the executive officers. As indicated under the table "Individual Option/SAR Grants in 2002", certain named executive officers received an award of Performance Options in 2002 based on the achievement of certain levels of corporate and individual performance in 2001.

        Section 162(m) of the Code.    Subject to certain exceptions, section 162(m) of the Internal Revenue Code generally provides a $1 million annual limit on the amount that a publicly held corporation is allowed to deduct as compensation paid to each of the corporation's chief executive officer and the corporation's other four most highly compensated officers. TDS does not believe that the $1 million deduction limitation should have a material effect on TDS in the immediate future. If the $1 million deduction limitation is expected to have a material effect on TDS in the future, TDS will consider ways to maximize the deductibility of executive compensation, while retaining the discretion TDS deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

        This Executive Officer Compensation Report is submitted by LeRoy T. Carlson, Jr., sole member of the compensation committee and by the stock option compensation committee: George W. Off (Chairman) and Dr. Letitia G.C. Carlson.

Stock Performance Chart

        The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to returns of the Standard & Poor's 500 Composite Stock Price Index and a peer group index. The peer group index was constructed specifically for TDS and includes the following companies: ALLTEL Corp., Centennial Communications Corp. (formerly known as Centennial Cellular Corp.) (Class A), CenturyTel, Inc. (formerly known as Century Telephone Enterprise, Inc.), Citizens Communications Co. (formerly known as Citizen Utilities) (Series B), Rural Cellular Corp. (Class A, IPO Feb 1996), Western Wireless Corp. (Class A, IPO May 1996) and TDS. In calculating the peer group index, the returns of each company in the group have been weighted according to such company's market capitalization at the beginning of the period.

COMPARATIVE FIVE-YEAR TOTAL RETURNS*
TDS, S&P 500, PEER GROUP
(PERFORMANCE RESULTS THROUGH 12/31/02)

	December 31,
	1997	1998	1999	2000	2001	2002
TDS	$100.00	$97.55	$275.11	$197.47	$198.03	$104.79
S&P 500	$100.00	$128.58	$155.63	$141.46	$124.65	$97.10
Peer Group	$100.00	$149.86	$257.47	$189.63	$177.19	$135.52

        Assumes $100.00 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TDS Common Shares, S&P 500 and Peer Group.

        * Cumulative total return assumes reinvestment of dividends.

Compensation Committee Interlocks and Insider Participation

        The sole member of the compensation committee is LeRoy T. Carlson, Jr., President of TDS. The primary function of the compensation committee is to approve the annual salary, bonus and other cash compensation of officers and key employees of TDS other than the President. Mr. Carlson is a member of the board of directors of TDS, U.S. Cellular, and TDS Telecom. He is also the Chairman of U.S. Cellular and TDS Telecom and, as such, approves the executive officer annual compensation decisions for U.S. Cellular and TDS Telecom. Mr. Carlson is compensated by TDS for his services to TDS and all its subsidiaries. However, U.S. Cellular reimburses TDS for a portion of such compensation pursuant to intercompany agreements between TDS and such subsidiaries. The stock option compensation committee of the board of directors of TDS makes annual compensation decisions for the President of TDS and makes long-term compensation decisions for all executive officers who are employees of TDS. The members of the stock option compensation committee are George W. Off (Chairman) and Dr. Letitia G.C. Carlson. The members of the stock option compensation committee are neither officers nor employees of TDS or any of its subsidiaries nor directors of any of TDS's subsidiaries. Long-term compensation for executive officers who are employees of U.S. Cellular is approved by the stock option compensation committee of U.S. Cellular. The stock option compensation committee of U.S. Cellular is composed of directors of such subsidiary who are neither officers nor employees of TDS or any of its subsidiaries nor directors of TDS.

        In addition to such compensation committee interlocks and insider participation in compensation decisions, TDS and certain related parties are involved in the following relationships and transactions.

        Other Relationships and Related Transactions.    The following persons are partners of Sidley Austin Brown & Wood, the principal law firm of TDS, U.S. Cellular and their subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of a voting trust that controls TDS and U.S. Cellular, the Chairman of the Board and member of the board of directors of TDS and a director of U.S. Cellular; William S. DeCarlo, the Acting General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. In addition, prior to August 1, 2002, another partner of Sidley Austin Brown & Wood at the time, Michael G. Hron, was the General Counsel and an Assistant Secretary of TDS, U.S. Cellular and TDS Telecom, and the Secretary or an Assistant Secretary of certain other TDS subsidiaries. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2002 regarding TDS Common Shares that may be issued under equity compensation plans currently maintained by TDS. The table does not include information regarding the additional shares proposed to be made available under the 2003 Employee Stock Purchase Plan or the amendment to the 1998 Long-Term Incentive Plan, for which TDS is seeking shareholder approval at the 2003 annual meeting of shareholders.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon the exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,799,000	$75.30	817,000
Equity compensation plans not approved by security holders(2)	4,000	$44.54	13,000

Total	1,803,000	$75.24	830,000

(1)
This includes the following plans that have been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)
1998 Long-Term Incentive Plan	1,599,000	271,000
1994 Long-Term Incentive Plan	194,000	358,000
Other Options	—	51,000

	1,793,000	680,000
1999 Employee Stock Purchase Plan	6,000	137,000

Total	1,799,000	817,000

  See Note 20—Dividend Reinvestment, Incentive and Compensation Plans, in the notes to the consolidated financial statements included in our 2002 Annual Report to Shareholders for certain information about these plans, which is incorporated by reference herein. The 1999 Employee Stock Purchase Plan terminated as of December 31, 2002 and no shares available for issuance as of such date will be issued. This plan is being replaced by the 2003 Employee Stock Purchase Plan as described under Proposal 2. The 1998 Long-Term Incentive Plan is proposed to be amended as described under Proposal 3.

(2)
This includes the following plans that have not been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)
Compensation Plan for Non-Employee Directors	—	3,000
Quest Plan	—	10,000
Chorus Stock Incentive Plan	4,000	—

TOTAL	4,000	13,000

  The material terms of the Compensation Plan for Non-Employee Directors are set forth above under "Compensation of Directors" and are incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On February 28, 2003, TDS had outstanding and entitled to vote 52,086,604 Common Shares, par value $.01 per share (excluding 3,791,508 Common Shares held by TDS and 484,012 Common Shares held by a subsidiary of the Company); 6,608,604 Series A Common Shares, par value $.01 per share; and 68,052 Preferred Shares, par value $.01 per share.

        Each of the outstanding Common Shares and Preferred Shares is entitled to one vote and each of the outstanding Series A Common Shares is entitled to ten votes. Accordingly, the voting power of all outstanding Series A Common Shares was 66,086,040 votes. The total voting power of all outstanding shares of all classes of capital stock was 118,240,696 votes at February 28, 2003 with respect to matters other than the election of directors.

Security Ownership of Management

        The following table sets forth as of February 28, 2003, or the latest practicable date, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of TDS, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series		Percent of Shares of Common Stock		Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G.C. Carlson and Prudence E. Carlson(3)	Series A Common Shares	6,221,295	94.1%		10.6%		52.6%
LeRoy T. Carlson(4)(10)	Common Shares Series A Common Shares	236,992 52,298	* *		* *		* *
LeRoy T. Carlson, Jr.(5)(10)	Common Shares Series A Common Shares	320,526 17,352	* *		* *		* *
Walter C.D. Carlson(6)	Common Shares Series A Common Shares	1,384 851	* *		* *		* *
Letitia G.C. Carlson(7)	Common Shares Series A Common Shares	763 919	* *		* *		* *
Sandra L. Helton(10)	Common Shares	111,919	*		*		*
James Barr III(10)	Common Shares	47,533	*		*		*
Michael D. Bills	Common Shares	642	*		*		*
Donald C. Nebergall(9)	Common Shares Series A Common Shares	1,754 1,019	* *		* *		* *
Herbert S. Wander	Common Shares	1,599	*		*		*
George W. Off	Common Shares	2,517	*		*		*
Martin L. Solomon	Common Shares	11,335	*		*		*
Kevin A. Mundt	Common Shares	1,046	*		*		*
John E. Rooney	Common Shares	326	*		*		*
All directors, director nominees and executive officers as a group (27 persons)(8)(10)	Common Shares Series A Common Shares	1,228,407 6,300,903	2.4 95.3	% %	2.1 10.7	% %	1.0 53.3	% %

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under a voting trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. Under the terms of the voting trust, the trustees hold and vote the TDS Series A Common Shares held in the trust. If the voting trust were terminated, the following persons would each be deemed to own beneficially more than 5% of the outstanding TDS Series A Common Shares: Margaret D. Carlson (wife of LeRoy T. Carlson), LeRoy T.

  Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson, Dr. Letitia G.C. Carlson (children of LeRoy T. Carlson and Margaret D. Carlson), and Donald C. Nebergall, as trustee under certain trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson.

(4)
Includes 52,298 Series A Common Shares held by Mr. Carlson's wife. Mr. Carlson disclaims beneficial ownership of such shares. Does not include 54,161 Series A Common Shares held for the benefit of LeRoy T. Carlson or 376,505 Series A Common Shares held for the benefit of Mr. Carlson's wife (an aggregate of 430,666 shares, or 6.5% of class) in the voting trust described in footnote (3). Beneficial ownership is disclaimed as to Series A Common Shares held for the benefit of his wife.

(5)
Includes 1,120 Common Shares held by Mr. Carlson's wife. Also includes 5,111 Series A Common Shares held by Mr. Carlson's wife outside voting trust. Does not include 1,604,547 Series A Common Shares (24.3% of class) held in the voting trust described in footnote (3), of which 175,823 shares are held for the benefit of LeRoy T. Carlson, Jr. and 1,338,773 shares are held by family partnerships, of which Mr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 89,951 Series A Common Shares held for the benefit of his wife, his children and others in such voting trust.

(6)
Does not include 1,665,508 Series A Common Shares (25.2% of class) held in the voting trust described in footnote (3), of which 1,077,968 shares are held for the benefit of Walter C.D. Carlson and 476,080 shares are held by a family partnership, of which Mr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 111,460 Series A Common Shares held for the benefit of his wife and children in such voting trust.

(7)
Does not include 1,628,176 Series A Common Shares (24.6% of class) held in the voting trust described in footnote (3), of which 1,058,417 shares are held for the benefit of Dr. Letitia G.C. Carlson and 476,080 shares are held by a family partnership, of which Dr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 93,679 Series A Common Shares held for the benefit of her husband and children in such voting trust.

(8)
Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(9)
Does not include 410,332 Series A Common Shares (6.2% of class) held as trustee under trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson, or 277 Series A Common Shares held for the benefit of Donald C. Nebergall, which are included in the voting trust described in footnote (3).

(10)
Includes the following number of Common Shares that may be purchased pursuant to stock options and/or stock appreciation rights which are currently exercisable or exercisable within 60 days: Mr. LeRoy T. Carlson, 211,148 shares; Mr. LeRoy T. Carlson, Jr., 305,871 shares; Ms. Helton, 108,690 shares; Mr. Barr, 42,086 shares; all other executive officers, 411,784 shares; and all directors and officers as a group, 1,079,579 shares.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2003, or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS's stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

Shareholder's Name and Address	Title of Class or Series	Shares of Class or Series Owned	Percent of Class	Percent of Shares of Common Stock	Percent of Voting Power(1)
Southeastern Asset Management, Inc.(2) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Common Shares	10,594,657	20.3%	18.1%	9.0%
Gabelli Funds, Inc.(3) One Corporate Center Rye, New York 10580	Common Shares	5,959,988	11.4%	10.2%	5.0%
Massachusetts Financial Services Company(4) 500 Boylston Street Boston, Massachusetts 02116	Common Shares	3,354,901	6.4%	5.7%	2.8%
Wallace R. Weitz & Company(5) 1125 South 103rd Street, Suite 600 Omaha, Nebraska 68124-6008	Common Shares	2,710,800	5.2%	4.6%	2.3%
Bennet Miller Lafayette, Indiana 47905	Preferred Shares	30,000	44.1%	N/A	*
Adelene M. Lewis London, Kentucky 40741	Preferred Shares	12,000	17.6%	N/A	*
Marlene Click Dayton, Ohio 45458	Preferred Shares	10,000	14.7%	N/A	*
E.L. Davenport Apple Valley, California 92307	Preferred Shares	5,804	8.5%	N/A	*
Edward A. Mattingly London, Kentucky 40744	Preferred Shares	5,000	7.3%	N/A	*

*
Less than 1%

(1)
Represents voting power in matters other than election of directors.

(2)
Based on the most recent Schedule 13G (Amendment No. 3) filed with the SEC, Southeastern Asset Management reports that it has sole power to vote or direct the vote of 5,507,157 Common Shares and shared power to vote 3,598,500 shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 6,987,157 Common Shares and shared power to dispose or direct the disposition of 3,598,500 Common Shares, and no power of disposition with respect to 9,000 Common Shares.

(3)
Based upon a Schedule 13F-HR filed with the SEC. Includes shares held by the following affiliates: Gabelli Asset Management Company—3,887,709 shares; and Gabelli Funds, LLC—2,072,279 shares. In such Schedule 13F-HR, such group reports sole or shared investment authority over 5,959,988 shares and has reported sole voting power with respect to 13,275 shares.

(4)
Based on the most recent Schedule 13G filed with the SEC, Massachusetts Financial Services Company reports that it has sole or shared power to vote or direct the vote of 3,352,131 Common Shares and sole or shared power to dispose or direct the disposition of 3,354,901 Common Shares.

(5)
Based on the most recent Schedule 13G (Amendment No. 1) filed with the SEC, Wallace R. Weitz & Company reports that it has sole or shared power to vote or direct the vote of 2,682,800 Common Shares and sole or shared power to dispose or to direct the disposition of 2,710,800 Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require the Company's directors and officers, and persons who are deemed to own more than ten percent of the Common Shares, to file certain reports with the SEC with respect to their beneficial ownership of Common Shares. The reporting persons are also required to furnish TDS with copies of all such reports they file.

        Based on a review of copies of such reports furnished to TDS by the reporting persons and written representations by directors and officers of TDS, TDS believes that all filing requirements under Section 16 of the Securities Exchange Act applicable to the reporting persons during and with respect to 2002 were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Executive Compensation—Compensation Committee Interlocks and Insider Participation."

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Proposals of shareholders intended to be included in TDS's proxy statement and form of proxy relating to the 2004 annual meeting of shareholders must be received by the Company at its principal executive offices not later than December 9, 2003.

        Proposals by shareholders intended to be presented at the 2004 annual meeting of shareholders must be received by TDS at its principal executive offices not earlier than December 9, 2003 and not later than January 8, 2004 for consideration at the 2004 annual meeting of shareholders. Because this period will expire at least 45 days prior to the date of the proxy statement for the 2004 annual meeting (assuming the normal mailing and meeting schedule), the proxy solicited by the board of directors for the 2004 Annual Meeting will confer discretionary authority to vote on any matter that may properly come before the meeting or any adjournment thereof. However, if the date of the 2004 annual meeting of shareholders is changed by more than thirty calendar days from the date of our 2003 annual meeting of shareholders, shareholder proposals must be received by TDS not later than the close of business on the tenth day following the date of public notice of the date of the 2004 annual meeting of shareholders.

SOLICITATION OF PROXIES

        Your proxy is being solicited by the board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by mail, advertisement, telephone, telegraph, in person or other methods. None of such persons will receive additional compensation for such solicitations. The Company has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. The standard fee for an annual meeting is $7,500 plus reimbursement of out-of-pocket expenses. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

FINANCIAL INFORMATION

        We will furnish you without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including the financial statements and the schedules thereto, upon the written or oral request of any shareholder as of the record date, and will provide copies of the exhibits to any such documents upon payment of a reasonable fee which shall not exceed our reasonable expenses incurred therewith. Requests for such materials should be directed to investor relations, Telephone and Data Systems, Inc., 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, telephone (312) 630-1900.

OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than that set forth above, but if other matters properly are brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors

Kevin C. Gallagher Vice President and Corporate Secretary

All shareholders are urged to sign, date and mail their proxies promptly or vote on the Internet or by telephone in accordance with the instructions set forth on the proxy card.

EXHIBIT A

TELEPHONE AND DATA SYSTEMS, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.    ESTABLISHMENT; PURPOSE; SCOPE.

        Telephone and Data Systems, Inc. hereby establishes the Telephone and Data Systems, Inc. 2003 Employee Stock Purchase Plan to encourage and facilitate the purchase of Common Shares of the Company by Employees of the Company and certain other participating Employers. The Plan is intended to provide a further incentive for such Employees to promote the best interests of the Controlled Group and an additional opportunity to participate in its economic progress. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and provisions of the Plan shall be construed in a manner consistent with the Code.

SECTION 2.    DEFINITIONS; CONSTRUCTION.

        As used in this Plan, as of any time of reference, and unless the context otherwise requires:

        (a)    "Affiliate" means any trade or business entity which is a member of the same controlled group (as described in section 414(b) and (c) of the Code) with the Company, any organization that is a member of an affiliated service group (as described in section 414(m) of the Code) with the Company or such a trade or business, or any other entity required to be aggregated with the Company pursuant to final regulations under section 414(o) of the Code.

        (b)    "Benefits Representative" means the Employee Benefits Department of the Company located in Middleton, Wisconsin, or such other person or persons designated by the Committee to assist the Committee with the administration of the Plan.

        (c)    "Board" means the board of directors of the Company as from time to time constituted.

        (d)    "Common Shares" means shares of common stock of the Company, par value $0.01 per share.

        (e)    "Company" means Telephone and Data Systems, Inc., a Delaware corporation, and any successor thereto.

        (f)    "Compensation" means an employee's "Compensation" as defined in paragraph (11) of Article 2 of the Telephone and Data Systems, Inc. Tax-Deferred Savings Plan, as amended from time to time, determined without regard to the limitation on compensation which is taken into account under such plan pursuant to section 401(a)(17) of the Code.

        (g)    "Controlled Group" means the Company and its Subsidiaries.

        (h)    "Effective Date" means April 1, 2003.

        (i)    "Eligibility Date" means the Effective Date and the first day of each subsequent calendar month.

        (j)    "Eligible Employee" means any Employee, but excluding any individual who is a leased employee of an Employer (within the meaning of section 414(n) of the Code).

        (k)    "Employee" means an individual whose relationship with an Employer is, under common law, that of an employee.

        (l)    "Employee Stock Purchase Account" means the account established pursuant to Section 6(d) of the Plan to hold a Participant's payroll deduction contributions.

        (m)    "Employer" means the Company and (i) any entity that is a member of the Controlled Group that adopts the Plan as of the Effective Date, with the prior approval of the Company; and (ii) each entity that is or subsequently becomes a member of the Controlled Group and adopts the Plan as of any later date, with the prior approval of the Company.

        (n)    "Fair Market Value" means the closing price of a Common Share on the American Stock Exchange for the date of determination, or if such date is not a trading day, the closing price of such share on the American Stock Exchange on the next preceding trading day.

        (o)    "Nominee" means the custodian designated by the Company for the Stock Accounts established hereunder.

        (p)    "Participant" means any Eligible Employee of an Employer who meets the eligibility requirements of Section 5(a), and has elected to participate in the Plan as described in such Section. An individual shall cease to be a Participant as of the date he or she terminates employment with his or her Employer, for whatever reason; provided, however, that the transfer of employment from one Employer to another Employer shall not be considered a termination of employment hereunder.

        (q)    "Plan" means the Telephone and Data Systems, Inc. 2003 Employee Stock Purchase Plan herein set forth, and any amendment or supplement thereto.

        (r)    "Purchase Date" means the last day of each calendar quarter.

        (s)    "Purchase Period" means a quarterly period ending on a Purchase Date.

        (t)    "Purchase Price" means, with respect to a Purchase Date, 85 percent of the Fair Market Value of a Common Share determined as of such date.

        (u)    "Subsidiary" means an entity which is deemed to be a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

        (v)    "Termination Date" means the earliest of (i) December 31, 2008, (ii) such earlier date on which the Board terminates the Plan or (iii) the Purchase Date on which all shares available for issuance under the Plan shall have been purchased by Participants under the Plan.

        The masculine gender, when appearing in this Plan, shall be deemed to include the feminine gender unless the context clearly indicates to the contrary. The words "hereof," "herein," and "hereunder," and other similar compounds of the word "here," shall mean and refer to the entire Plan and not to any particular provision or section of this document.

SECTION 3.    ADMINISTRATION.

        This Plan shall be administered by the 2003 Employee Stock Purchase Plan Committee (hereinafter referred to as the "Committee"), the members of which shall be individuals selected by the Board who do not satisfy the eligibility requirements of Section 5 hereunder. The Committee shall be comprised of LeRoy T. Carlson, Jr., Herbert S. Wander and Donald C. Nebergall. Subject to the express provisions hereof, the Committee shall have complete authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of this Plan. The Committee's determinations on the matters referred to in this paragraph shall be conclusive. No member of the Committee shall be personally liable for any decision or determination made in good faith under the Plan.

SECTION 4.    GRANT OF OPTION.

        (a)    For each Purchase Period, each Eligible Employee after his or her Eligibility Date shall be granted an option on the Purchase Date (such Purchase Date also being referred to in the Plan as a "grant date") to purchase a number of Common Shares, such number and Purchase Price to be determined in accordance with Section 7 and item (t) of Section 2, respectively.

        (b)    Notwithstanding the foregoing, no Eligible Employee shall be granted any option for a Purchase Period if, immediately after the grant of such option, the Eligible Employee would own shares (including shares which may be purchased under the Plan) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries actually issued and outstanding immediately after such grant. For purposes of the foregoing sentence, the rules of stock attribution set forth in section 424(d) of the Code shall apply in determining share ownership.

SECTION 5.    ELIGIBILITY AND PARTICIPATION.

        (a)    Any Eligible Employee of an Employer shall be eligible to participate in the Plan on and after the first Eligibility Date following such Eligible Employee's satisfaction of the eligibility service requirement, or, if later, on and after the first Eligibility Date following the date on which the Eligible Employee's Employer adopts the Plan. For purposes of this subsection, an Eligible Employee shall have satisfied the eligibility service requirement if he or she has completed at least three months of continuous service with an Employer. For the sole purpose of calculating length of service under the Plan, Employees shall be credited with service for an Employer, an Affiliate and any other member of the Controlled Group (even though such service may have been performed prior to the Company's acquisition of such member or prior to the time such Affiliate became an Affiliate). No eligibility provision hereof shall permit or deny participation in the Plan in a manner contrary to the applicable requirements of the Code and the regulations promulgated thereunder.

        (b)    On and after the first Eligibility Date as of which an Eligible Employee is eligible to participate in the Plan as described in subsection (a) of this Section, such Eligible Employee may elect to become a Participant in the Plan by making an election to enroll herein, in the time and manner prescribed by the Committee. Such Eligible Employee's election shall specify his or her chosen rate of payroll deduction contributions described in Section 6, and shall authorize the Eligible Employee's Employer to withhold a portion of his or her Compensation in the amount of any such payroll deduction contributions. The Eligible Employee's election shall become effective as soon as administratively practicable after such election is received by the Benefits Representative or its designee.

        (c)    If a Participant is transferred from one Employer to another Employer, such transfer shall not terminate the Participant's participation in the Plan. Such transferred Participant may continue to make payroll deduction contributions under the Plan provided such Participant takes such action as the Committee may require, if any, in the time and manner prescribed by the Committee. If a Participant is transferred from an Employer to an Affiliate that is not a participating Employer, the Participant's participation in the Plan shall cease and the entire balance of the Participant's Employee Stock Purchase Account shall be refunded to the Participant as soon as administratively practicable thereafter. If such Participant subsequently is transferred from such Affiliate to a participating Employer, such Participant can resume making payroll deduction contributions under the Plan provided such Participant takes such action as the Committee may require, if any, in the time and manner prescribed by the Committee.

        (d)    If an individual terminates employment with all Employers so as to discontinue participation in the Plan, and such individual is subsequently reemployed by an Employer, such individual shall not be required again to satisfy the eligibility service requirement described in subsection (a) of this Section, but rather shall be eligible to recommence participation on and after the first Eligibility Date after his or her date of reemployment, in the time and manner prescribed by the Committee.

        (e)    Notwithstanding anything herein to the contrary, no member of the Committee shall be eligible to participate in the Plan.

SECTION 6.    PARTICIPANT CONTRIBUTIONS.

        (a)    Upon enrollment in the Plan a Participant shall elect, in the manner described in Section 5(b), a rate of payroll deduction contributions in an amount equal to a whole percentage not less than 1% and not more than 15% of such Participant's Compensation for each payroll period, beginning as soon as administratively practicable following the Participant's Eligibility Date and election to enroll in the time and manner prescribed by the Committee.

        (b)    A Participant shall have the right from time to time to increase or decrease his or her designated rate of payroll deductions under the Plan by making an election authorizing such increase or decrease, in the time and manner prescribed by the Committee. Such election shall specify a percentage rate of payroll deduction contributions not less than 0% and not more than 15%. A Participant also may elect to withdraw from the Plan for the remainder of a calendar year, as described in Section 8. A decrease of a payroll deduction election hereunder to 0% shall not be treated as a withdrawal from the Plan for this purpose. A Participant's election to change his or her rate of payroll deductions hereunder shall become effective as soon as administratively practicable after such election is received by the Benefits Representative or its designee.

        (c)    A Participant's designated rate of payroll deductions as in effect on the last day of a Purchase Period shall continue in effect during the subsequent Purchase Period unless and until the Participant files a change in the rate of payroll deductions as described in subsection (b) of this Section, or elects to withdraw from participation for the Purchase Period as described in Section 8.

        (d)    All payroll deductions in the possession of the Company shall be segregated from the general funds of the Company. The Committee shall cause to be established a separate Employee Stock Purchase Account on behalf of each Participant to which shall be credited his or her payroll deduction contributions made under the Plan.

Such Employee Stock Purchase Accounts shall be solely for accounting purposes, and there shall be no segregation of assets among the separate Accounts. Such Accounts shall not be credited with interest or other investment earnings. Each Employee Stock Purchase Account shall be restricted to the uses provided herein until such time as the Company applies the amounts credited thereto to purchase Common Shares under the Plan on behalf of Participants.

SECTION 7.    PURCHASE OF COMMON SHARES.

        (a)    Subject to a Participant's right of withdrawal from the Plan for the remainder of a calendar year, as described in Section 8 hereof, the balance of each Participant's Employee Stock Purchase Account shall be applied on each Purchase Date to purchase Common Shares by dividing the balance of such account as of such date by the Purchase Price of a Common Share as of such date. A Participant's purchase of Common Shares shall be rounded to the nearest one-ten thousandth of a share (or such other fractional interest prescribed by the Committee). The Participant's Employee Stock Purchase Account shall be debited by the amounts applied to purchase such Common Shares, and the Participant's Stock Account shall be credited with such Common Shares.

        (b)    Upon termination of employment for any reason, the Participant's participation in the Plan shall cease and the entire balance of the Participant's Employee Stock Purchase Account shall be refunded to the Participant as soon as administratively practicable thereafter.

        (c)    Notwithstanding any provision of this Plan to the contrary, a Participant's right to purchase Common Shares during any calendar year shall be limited to the extent necessary so that the Participant's right to purchase Common Shares under this Plan and under all other employee stock purchase plans maintained by members of the Controlled Group shall not accrue at a rate in excess of $25,000 of the Fair Market Value of Common Shares (determined on the grant date) for any calendar year determined in accordance with section 423(b)(8) of the Code and regulations promulgated thereunder. Any portion of the balance of a Participant's Employee Stock Purchase Account in excess of the amount necessary to purchase shares on a Purchase Date in accordance with the foregoing limitation shall be refunded to the Participant as soon as administratively practicable thereafter.

        (d)    Notwithstanding any provision of the Plan to the contrary, the maximum number of shares which shall be available for purchase under the Plan shall be 250,000 Common Shares, subject to adjustment as provided in Section 11. The Common Shares to be sold under this Plan may, at the election of the Company, be treasury shares, shares originally issued for such purpose or shares purchased by the Company. In the event the amount of shares to be purchased on behalf of all Participants collectively exceeds the shares available for purchase under the Plan, the number of Common Shares to be purchased by each Participant under this Section shall be determined by multiplying the number of shares which the Participant elected to purchase on such Purchase Date by the following fraction (or by applying such other equitable adjustment on a uniform basis as may be determined by the Committee):

Total number of shares available for purchase on Purchase Date Total number of shares elected to be purchased by all Participants on Purchase Date

Any portion of the balance of a Participant's Employee Stock Purchase Account that is not applied to purchase Common Shares on a Purchase Date as a result of the foregoing adjustment shall be refunded to the Participant as soon as administratively practicable thereafter.

SECTION 8.    PARTICIPANT'S RIGHT TO WITHDRAW.

        At any time during a Purchase Period, but in no event later than 15 days (or such shorter period prescribed by the Committee) prior to the Purchase Date for such Purchase Period, a Participant may elect to withdraw from participation in the Plan. A withdrawal election shall be made in the time and manner prescribed by the Committee. Upon a Participant's election to withdraw from the Plan pursuant to this Section, the amount credited to the Participant's Employee Stock Purchase Account shall be refunded to the Participant as soon as is administratively practicable, and such Participant's participation in the Plan shall be terminated for the remainder of the calendar year in which such withdrawal election is made. The Participant shall be eligible to recommence participation in the Plan on or after the first day of the following calendar year in the time and manner prescribed by the Committee.

SECTION 9.    SUSPENSION ON ACCOUNT OF EMPLOYEE'S HARDSHIP WITHDRAWAL.

        If a Participant makes a hardship withdrawal from the Telephone and Data Systems, Inc. Tax-Deferred Savings Plan or any other plan with a cash or deferred arrangement qualified under section 401(k) of the Code which plan is sponsored, or participated in, by any Employer, such Participant shall be suspended from making payroll deductions under this Plan for a period of six months from the date of such hardship withdrawal. The balance of such Participant's Employee Stock Purchase Account shall be applied to purchase Common Shares on the Purchase Date next occurring after the effective date of such hardship withdrawal, except to the extent the Participant withdraws from the Plan for the remainder of the calendar year, as described in Section 8, or discontinues participation in this Plan on account of the Participant's termination of employment. After the expiration of such six-month period, the Participant may resume active participation in the Plan by electing to resume making payroll deductions hereunder, in the time and manner prescribed by the Committee, unless the Participant has withdrawn from participation in the Plan as described in Section 8 for the remainder of the calendar year which contains the date of expiration of such six-month period.

SECTION 10.    STOCK ACCOUNT; ISSUANCE OF CERTIFICATES.

        (a)    A Stock Account shall be established on behalf of each Participant for whom shares are purchased under this Plan (or, if so designated by the Participant, on behalf of such Participant and one other person as such Participant may designate as joint tenants with right of survivorship).

        (b)    As of each Purchase Date, the Common Shares purchased on a Participant's behalf (including the right to fractional shares) shall be credited to the Participant's Stock Account and shall be registered in the name of the Nominee. All rights accruing to an owner of record of such Common Shares, including dividend, voting and tendering rights, shall belong to the Participant for whom such Stock Account is established (including any joint tenant or, in the case of a deceased Participant, the Participant's estate).

        (c)    The Nominee shall establish procedures pursuant to which a Participant (including any joint tenant or, in the case of a deceased Participant, the executor or administrator of the Participant's estate) can elect that the shares credited to the Participant's Stock Account shall be registered in the name of such Participant, or in the names of such Participant and one other person as the Participant may designate as joint tenants with right of survivorship, as the case may be. Such a joint tenancy designation shall not apply to shares registered by the Participant's estate after the Participant's death. As soon as administratively practicable after such election, certificates representing such shares shall be issued to the Participant (including any joint tenant or, in the case of a deceased Participant, to the Participant's estate). The Nominee shall also establish procedures pursuant to which a Participant (or the executor or administrator of the Participant's estate) can receive a cash payment in lieu of any fractional shares credited to his or her Stock Account.

SECTION 11.    CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

        (a)    The existence of the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock that affects any class of Common Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b)    If, during the term of the Plan, the Company shall effect (i) a distribution or payment of a dividend on Common Shares in shares of the Company, (ii) a subdivision of outstanding Common Shares by a stock split or otherwise, (iii) a combination of the outstanding Common Shares into a smaller number of shares by a reverse stock split or otherwise, or (iv) an issuance by reclassification or other reorganization of Common Shares (other than by merger or consolidation), then each Participant shall be entitled to receive upon the purchase of shares pursuant to this Plan such shares of the Company which the Participant would have owned or would have been entitled to receive after the happening of such event had the Participant purchased Common Shares pursuant to the Plan immediately prior to the happening of such event. If any other event shall occur that, in the judgment of the Board, necessitates adjusting the Purchase Price of Common Shares, the number of Common Shares offered for purchase hereunder, or other terms of the Plan, the Board shall take any action that in its judgment shall be necessary to preserve each Participant's rights substantially proportionate to the rights existing prior to such event. To the extent that any event or action pursuant to this paragraph shall entitle Participants to purchase additional

Common Shares or other shares of the Company, the shares available under this Plan shall be deemed to include such additional Common Shares or such other shares of the Company.

        (c)    In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant in the Plan shall, at no additional cost, be entitled, upon his or her payment for all or part of the Common Shares purchasable by the Participant under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of Common Shares which he or she was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of Common Shares equal to the number of shares paid for by the Participant.

        (d)    If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all of its assets to another corporation during the term of the Plan: (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of a right to purchase shall be entitled to receive, upon his or her payment for all or part of the Common Shares purchasable by the Participant under the Plan and receive in lieu of such shares, shares of such stock or other securities as the holders of Common Shares received pursuant to the terms of the merger, consolidation or sale; and (ii) all outstanding rights to purchase may be canceled by the Board as of the effective date of any such merger, consolidation or sale, provided that (A) notice of such cancellation shall be given to each Participant and (B) each such Participant shall have the right to purchase, during a 30-day period preceding the effective date of such merger, consolidation or sale, all or any part of the shares allocated to the Participant under the terms of the Plan.

        (e)    Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then available for purchase under the Plan.

SECTION 12.    AMENDMENT OF THE PLAN.

        The Board may at any time, and from time to time, amend the Plan in any respect; provided, however, that any amendment that changes the number of shares to be reserved under the Plan (other than as provided in Section 11), or that otherwise requires stockholder approval under applicable law, shall not be effective unless stockholder approval is obtained in the time and manner prescribed by law.

SECTION 13.    TERMINATION OF THE PLAN.

        While it is intended that the Plan remain in effect until the Termination Date, the Board may terminate the Plan at any time in its discretion. Upon termination of the Plan, the Committee shall terminate payroll deductions and shall apply the balance of each Participant's Employee Stock Purchase Account to purchase Common Shares as described in Section 7 as if such termination date were a Purchase Date under the Plan and were the last day of the Plan. Notwithstanding the foregoing, upon termination of the Plan, a Participant may elect, in the time and manner prescribed by the Committee, to withdraw from participation in the Plan. As soon as administratively practicable after the termination of the Plan, the Committee shall refund to the Participant any amount in his or her Employee Stock Purchase Account, if any, that has not been applied to purchase Common Shares as a result of the Participant's election to withdraw from the Plan or as a result of the application of any limitation hereunder.

        Notwithstanding any provision in the Plan to the contrary, the Plan shall automatically terminate as of the Purchase Date on which all Common Shares available for purchase under the Plan shall have been purchased by Participants under the Plan.

SECTION 14.    MISCELLANEOUS.

        (a)    The Plan is subject to the approval of a majority of the votes cast on the matter by the stockholders of the Company within twelve months before or after its adoption by the Board.

        (b)    The right to purchase Common Shares under this Plan shall not be transferable by any Participant other than by will or the laws of descent and distribution, and must be exercisable, during his or her lifetime, only by the Participant.

        (c)    No Participant shall have rights or privileges of a stockholder of the Company with respect to shares purchasable under this Plan unless and until the Participant shall become the holder of record of one or more Common Shares.

        (d)    The Company is not obligated to repurchase any Common Shares acquired under the Plan.

        (e)    The sale and delivery of Common Shares under the Plan shall be in compliance with relevant statutes and regulations of governmental authorities, including state securities laws and regulations, and with the regulations of applicable stock exchanges.

        (f)    This Plan and all determinations made hereunder and action taken pursuant hereto shall be governed by the laws of the State of Illinois and construed in accordance therewith.

        (g)    Each Employer, by adopting the Plan, appoints the Company and the Board as its agents to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Board by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan. The authority of the Company and the Board to act as such agents shall continue for as long as necessary to carry out the purposes of the Plan.

EXHIBIT B

TELEPHONE AND DATA SYSTEMS, INC.

1998 LONG-TERM INCENTIVE PLAN, AS AMENDED

ARTICLE I

PURPOSE

        The purposes of the Telephone and Data Systems, Inc. 1998 Long-Term Incentive Plan (the "Plan") are (i) to align the interests of the stockholders of Telephone and Data Systems, Inc., a Delaware Corporation (the "Company"), and selected employees of the Company and certain of its Affiliates who receive awards under the Plan by increasing the interest of such employees in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining key executive and management employees of the Company and certain of its Affiliates, and (iii) to motivate such employees to act in the long-term best interests of the Company's stockholders.

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following capitalized terms shall have the meanings set forth in this Article.

        2.1    "Aerial Group Stock" shall mean the class of shares of the Company designated "Aerial Communications Group Common Shares" in its Restated Certificate of Incorporation that is intended to reflect the separate performance of the Aerial Communications Group (as defined in the Restated Certificate of Incorporation), which primarily includes Aerial Communications, Inc., an Affiliate of the Company.

        2.2    "Affiliate" shall mean a corporation which owns directly or indirectly at least 50% of the outstanding stock of the Company or the combined voting power of such outstanding stock or a corporation at least 50% of whose outstanding stock or the combined voting power of such outstanding stock is owned directly or indirectly by the Company.

        2.3    "Agreement" shall mean a written agreement between the Company and an award recipient evidencing an award granted hereunder.

        2.4    "Board" shall mean the board of directors of the Company.

        2.5    "Bonus Stock" shall mean shares of Stock awarded hereunder that are not subject to a Restriction Period or Performance Measures.

        2.6    "Bonus Stock Award" shall mean an award of Bonus Stock that may be awarded at the Committee's discretion.

        2.7    "Bonus Year" shall mean the calendar year for which an annual bonus is payable.

        2.8    "Cellular Group Stock" shall mean the class of shares of the Company designated "United States Cellular Group Common Shares" in its Restated Certificate of Incorporation that is intended to reflect the separate performance of the United States Cellular Group (as defined in the Restated Certificate of Incorporation), which primarily includes United States Cellular Corporation, an Affiliate of the Company.

        2.9    "Change of Control" shall have the meaning set forth in Section 8.9.

        2.10    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.11    "Committee" shall mean a Committee designated by the Board, consisting of two or more members of the Board.

        2.12    "Common Stock" shall mean the class of shares of the Company designated as "Common Shares" in its Restated Certificate of Incorporation.

        2.13    "Deferred Compensation Account" shall mean a book reserve maintained by the Company for the purpose of measuring the amount of deferred compensation payable to an employee.

        2.14    "Disability" shall mean a total physical disability which, in the Committee's judgment, prevents an award recipient from performing substantially such award recipient's employment duties and responsibilities for a continuous period of at least six months.

        2.15    "Distributable Balance" shall mean the balance in an employee's Deferred Compensation Account that is distributable upon the earlier of (i) the employee's termination of employment, and (ii) the distribution date specified by the employee.

        2.16    "Employer" shall mean the Company or any Affiliate of the Company designated by the Committee and approved by the Board.

        2.17    "Employer Match Award" shall mean an amount credited to an employee's Deferred Compensation Account pursuant to Section 7.2 hereof that is based upon the amount deferred by the employee pursuant to Section 7.1.

        2.18    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        2.19    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.20    "Fair Market Value" of a share of Stock shall mean its closing sale price on the principal national stock exchange on which the Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; PROVIDED, HOWEVER if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

        2.21    "Incentive Stock Option" shall mean an option to purchase shares of Stock that meets the requirements of section 422 of the Code (or any successor provision) and that is intended by the Committee to constitute an Incentive Stock Option.

        2.22    "Legal Representative" shall mean a guardian, legal representative or other person acting in a similar capacity with respect to an optionee.

        2.23    "Mature Shares" shall mean shares of Stock (i) for which the holder thereof has good title, free and clear of all liens and encumbrances, and (ii) which such holder has held for at least six months or has purchased on the open market.

        2.24    "Non-Qualified Stock Option" shall mean an option to purchase shares of Stock that is not an Incentive Stock Option.

        2.25    "Performance Measures" shall mean criteria and objectives established by the Committee that must be attained (i) during a Performance Period in order for an employee eligible to participate in the Plan to be granted a Performance Stock Option, (ii) during the applicable Restriction Period or Performance Period as a condition to the award recipient's receipt of shares of Stock subject to the award in the case of a Restricted Stock Award or receipt of shares of Stock or cash in the case of Performance Share Award, or (iii) as a condition to exercisability of all or a portion of an option or SAR. Such criteria and objectives may be any one or more of the following: the attainment by a share of Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, return on capital, earnings on investments, cash flows, revenues, sales, costs, market share, attainment of cost reduction goals, customer count, attainment of business efficiency measures (I.E., cost per gross or net customer addition, revenue per customer, customer turnover rate, ratios of employees to volume of business measures and population in licensed or operating markets), financing costs, ratios of capital spending and investment to volume of business measures and customer satisfaction survey results. In the case of an option or SAR granted at Fair Market Value as of the date of grant, such criteria may also include the attainment of individual performance objectives, or any other criteria and objectives established by the Committee or any combination thereof.

        2.26    "Performance Period" shall mean a period designated by the Committee during which Performance Measures shall be measured.

        2.27    "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Stock, which may be Restricted Stock, or, in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

        2.28    "Performance Share Award" shall mean an award of Performance Shares.

        2.29    "Performance Stock Option" shall mean an option to purchase shares that is granted in the event specified Performance Measures during a specified Performance Period are attained.

        2.30    "Permanent and Total Disability" shall have the meaning set forth in section 22(e)(3) of the Code (or any successor thereto).

        2.31    "Permitted Transferee" shall mean (i) the award recipient's spouse, (ii) any of the award recipient's lineal descendants, lineal ancestors or siblings, (iii) the award recipient's mother-in-law or father-in-law, or any son-in-law, daughter-in-law, brother-in-law or sister-in-law, (iv) a trust of which one or more of the persons described in clauses (i), (ii) or (iii) are the only beneficiaries during the term the award is held by a Permitted Transferee, (v) a partnership in which no other person is a partner other than the award recipient or one or more of the persons described in clauses (i)-(vii) hereof, (vi) a limited liability company in which no person is a member other than the award recipient or one or more of the persons described in clauses (i)-(vii) hereof, or (vii) any other person approved in writing by the Committee prior to any transfer of an award, PROVIDED THAT any person described in clauses (i)-(vii) hereof has entered into a written agreement with the Company to withhold shares of Stock which would otherwise be delivered to such person to pay any federal, state, local or other taxes that may be required to be withheld of paid in connection with such exercise in the event that the award recipient does not provide for an arrangement satisfactory to the Company to assure that such taxes will be paid.

        2.32    "Restricted Stock" shall mean shares of Stock that are subject to a Restriction Period.

        2.33    "Restricted Stock Award" shall mean an award of Restricted Stock.

        2.34    "Restriction Period" shall mean any period designated by the Committee during which the Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the Plan or the Agreement relating to such award.

        2.35    "SAR" shall mean a stock appreciation right that entitles the holder thereof to receive upon exercise of the SAR shares of Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Stock on the date of exercise over the base price of a share of Stock subject to such SAR, multiplied by the number of shares of Stock with respect to which such SAR is exercised.

        2.36    "Stock" shall mean Common Stock, Aerial Group Stock, Cellular Group Stock, TDS Telecom Group Stock and any other equity security that (i) is designated by the Board to be available for stock option grants under the Plan or (ii) becomes available for grants under the Plan by reason of a conversion, stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off or other similar change in capitalization or event or any distribution to holders of shares of Common Stock, Aerial Group Stock, Cellular Group Stock or TDS Telecom Group Stock.

        2.37    "Stock Award" shall mean a Restricted Stock Award or a Bonus Stock Award.

        2.38    "TDS Telecom Group Stock" shall mean the class of shares of the Company designated "TDS Telecommunications Group Common Shares" in its Restated Certificate of Incorporation that is intended to reflect the separate performance of the TDS Telecommunications Group (as defined in the Restated Certificate of Incorporation), which primarily includes TDS Telecommunications Corporation, an Affiliate of the Company.

ARTICLE III

ELIGIBILITY AND ADMINISTRATION

        3.1    ELIGIBILITY. Participants in the Plan shall consist of such employees of the Employers as the Committee in its sole discretion may select from time to time. The Committee's selection of an employee to participate in the Plan at any time shall not require the Committee to select such employee to participate in the Plan at any other time.

        3.2    COMMITTEE ADMINISTRATION.    (a) IN GENERAL.    The Plan shall be administered by the Committee in accordance with the terms of the Plan. The Committee, in its discretion, shall select employees for participation in the Plan and shall determine the form, amount and timing of each grant of an award and, if applicable, the number of shares of Stock subject to each award, the purchase price or base price per share of Stock purchasable upon exercise of the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form and terms of the Agreement evidencing the award. Any one or a combination of the following awards may be made under the Plan to eligible persons: (i) options to purchase shares in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock, (iv) Performance Share Awards and (v) Employer Match Awards.

The Committee may, in its sole discretion and for any reason at any time, take action such that (A) any or all outstanding options and SARs shall become exercisable in part or in full, (B) the Restriction Period applicable to any outstanding Restricted Stock Award shall terminate or shall be of a shorter duration, (C) the Performance Period applicable to any outstanding Performance Share Award shall terminate or be of a shorter duration, (D) the Performance Measures applicable to any outstanding Performance Share Award or to any outstanding Restricted Stock Award shall be deemed to be attained at the maximum or any other level, and (E) all or a portion of the amount in a Deferred Compensation Account attributable to an Employer Match Award shall become nonforfeitable. The Committee shall interpret the Plan and establish any rules and procedures the Committee deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as restricting or limiting competitive employment or other activities. All such interpretations, rules, procedures and conditions shall be conclusive and binding on the parties. A majority of the members of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

        (b)    DELEGATION.    The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; PROVIDED, HOWEVER, that the Committee may not delegate its power and authority with regard to (A) the selection for participation in the Plan of (i) the Chief Executive Officer of the Company (or any employee who is acting in such capacity), one of the four highest compensated officers of the Company (other than the Chief Executive Officer), or any other individual deemed to be a "covered employee' within the meaning of section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the exercise period of the option to be granted to such employee, or (ii) an officer or other person subject to section 16 of the Exchange Act, or (B) decisions concerning the timing, pricing or number of shares subject to an award granted to such an employee, officer or other person who is, or who in the Committee's judgment is likely to be, a covered employee.

        (c)    INDEMNIFICATION.    No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan and each member of the Board and the Committee and the President and Chief Executive Officer and each such other executive officer who is designated by the Committee to exercise any power or authority hereunder shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation or by-laws, and under any directors' and officers' liability insurance which may be in effect from time to time.

        3.3    SHARES AVAILABLE.    Subject to adjustment as provided in Section 6.7, (i) 4,400,000 shares of Common Stock, (ii) 3,200,000 shares of Aerial Tracking Stock, (iii) 3,600,000 shares of Cellular Tracking Stock and (iv) 2,500,000 shares of TDS Telecom Tracking Stock shall be available under the Plan. Such shares of Common Stock, Aerial Tracking Stock, Cellular Tracking Stock, TDS Telecom Tracking Stock and shares of each other class of Stock that become available under the Plan shall be reduced by the sum of the aggregate number of shares of such class of Stock then subject to outstanding award under the Plan. The maximum number of shares with respect to which awards of Bonus Stock, Performance Shares, Stock Options, SARs, Restricted Stock, or any combination thereof may be granted to any individual employee during any three-calendar year period shall be 500,000, subject to any adjustments provided hereunder. To the extent that an outstanding award expires or terminates unexercised or is canceled or forfeited, the shares of Stock subject to such expired, unexercised, canceled or forfeited portion of such award shall again be available under the Plan. Shares of Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Stock, or authorized and issued shares of Stock reacquired and held as treasury shares or otherwise or a combination thereof.

ARTICLE IV

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        4.1    STOCK OPTIONS.    (a) IN GENERAL.    The Committee may, in its discretion, grant options to purchase shares of Stock to such employees as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of the Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) exceeds $100,000, such options shall constitute Non-Qualified Stock Options. Options shall be subject to the terms and conditions set forth in this Section 4.1 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        (b)    NUMBER OF SHARES AND PURCHASE PRICE.    The number of shares of Stock subject to an option and the purchase price per share of Stock purchasable upon exercise of the option shall be determined by the Committee; PROVIDED, HOWEVER, that the purchase price per share of Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date such option is granted; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to an employee who owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company or any of its subsidiaries ("Ten Percent Holder'), the purchase price per share of Stock shall be at least 110% of its Fair Market Value on the date such option is granted.

        (c)    OPTION PERIOD AND EXERCISABILITY.    The period during which an option may be exercised shall be determined by the Committee; PROVIDED, HOWEVER, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall be exercised within five years of its date of grant. The Committee may, in its discretion, establish Performance Measures which must be satisfied during a Performance Period as a condition either to a grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments or in part or in full at any time. An option may be exercised only with respect to whole shares of Stock.

        (d)    METHOD OF EXERCISE.    An option may be exercised (i) by giving written notice to the Vice President-Human Resources of the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor (in full, unless another arrangement for such payment which is satisfactory to the Company has been made) either (A) in cash, (B) in Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, and (ii) by executing such documents and taking any other actions as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D) of the preceding sentence. If the payment of the purchase price is to be made pursuant to clause (B) of the first sentence of this Section 4.1(d), then any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No share of Stock shall be delivered until the full purchase price therefor has been paid.

        4.2    STOCK APPRECIATION RIGHTS.    (a) IN GENERAL.    The Committee may, in its discretion, grant SARs to such employees as may be selected by the Committee. SARs shall be subject to the terms and conditions set forth in this Section 4.2 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        (b)    NUMBER OF SHARES AND BASE PRICE.    The number of shares of Stock subject to an SAR award shall be determined by the Committee. The base price of an SAR shall be determined by the Committee; PROVIDED, HOWEVER, that such base price per share of Stock subject to such SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR.

        (c)    EXERCISE PERIOD AND EXERCISABILITY.    The Agreement relating to an award of an SAR shall specify whether such award may be settled in shares of Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee. The Committee may, in its discretion, establish Performance Measures that must be attained as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in installments and in part or in full at any time. An SAR may be exercised only with respect to whole shares of Stock. If an SAR is exercised with respect to shares of Restricted Stock, a certificate or certificates representing such shares of Restricted Stock shall be issued in accordance with Section 5.4 and the holder of such shares of Restricted Stock shall have rights of a stockholder of the Company as determined pursuant to Section 5.2(b). Prior to the exercise of an SAR for shares of Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Stock subject to such SAR.

        (d)    METHOD OF EXERCISE.    An SAR may be exercised (i) by giving written notice to the Vice President-Human Resources of the Company specifying the whole number of shares of Stock with respect to which the SAR is being exercised and (ii) by executing such documents and taking any such other actions as the Company may reasonably request.

        4.3    TERMINATION OF EMPLOYMENT.    (a) DISABILITY.    Unless otherwise specified in the Agreement evidencing the grant of an option or SAR and, in the case of an Incentive Stock Option, subject to Section 4.3(f), if an award recipient ceases to be employed by any Employer by reason of Disability, then the option or SAR held by such award recipient shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such award recipient's termination of employment and after such date may be exercised by such award recipient (or such award recipient's Legal Representative) for a period of 12 months after the effective date of such award recipient's termination of employment or until the expiration of the term of such option or SAR, whichever period is shorter. If the award recipient shall die within such period (or other period specified in the Agreement), then the option or SAR shall be exercisable by the beneficiary or beneficiaries duly designated by the award recipient or, if none, the executor or administrator of the award recipient's estate or, if none, the person to whom the award recipient's rights under such option or SAR shall pass by will or by applicable laws of descent and distribution, to the same extent such option or SAR was exercisable by the award recipient on the date of the award recipient's death, for a period ending on the later of (i) the last day of such period and (ii) 90 days after the date of the award recipient's death.

        (b)    RETIREMENT OR RESIGNATION WITH PRIOR CONSENT OF THE BOARD.    Unless otherwise specified in the Agreement evidencing the grant of an option or SAR and, in the case of an Incentive Stock Option, subject to Section 4.3(f), if any award recipient ceases to be employed by any Employer by reason of the award recipient's retirement (as defined in the Telephone and Data Systems, Inc. Pension Plan) after attainment of age 62 or by reason of the award recipient's resignation of employment at any age with the prior consent of the board of directors of such award recipient's Employer, then the option or SAR held by such award recipient shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such award recipient's retirement or resignation, as the case may be, and after such date may be exercised by such award recipient (or such award recipient's Legal Representative) for a period of 12 months after such effective date or until the expiration of the term of such option or SAR, whichever period is shorter. If the award recipient who has so retired or resigned shall die within such period (or other period specified in the Agreement), then the option or SAR shall be exercisable by the beneficiary or beneficiaries duly designated by the award recipient or, if none, the executor or administrator of the award recipient's estate or, if none, the person to whom the award recipient's rights under such option or SAR shall pass by will or by the applicable laws of descent and distribution, to the same extent such option or SAR was exercisable by the award recipient on the date of the award recipient's death, for a period ending on the later of (i) the last day of such period and (ii) 90 days after the date of the award recipient's death.

        (c)    TRANSFER OF EMPLOYMENT.    Unless otherwise specified in the Agreement evidencing the grant of an option or SAR, and in the case of an Incentive Stock Option, subject to Section 4.3(f), if an award recipient ceases to be employed by any Employer by reason of the award recipient's transfer of employment to an Affiliate that is not an Employer, then any option or SAR held by the award recipient shall be exercisable during the award recipient's continuous period of employment with one or more Affiliates, but only to the extent that such option or SAR is exercisable on the date of the award recipient's transfer of employment from an Employer to an Affiliate.

        (d)    DEATH.    Unless otherwise specified in the Agreement evidencing the grant of an option or SAR and, in the case of an Incentive Stock Option, subject to Section 4.3(f), if an award recipient ceases to be employed by any Employer by reason of death, then the option or SAR held by such award recipient shall be exercisable only to the extent that such option or SAR is exercisable on the date of such award recipient's death, and after such date may be exercised by the beneficiary or beneficiaries duly designated by the award recipient or, if none the executor or administrator of the award recipient's estate or, if none, the person to whom the award recipient's rights under such option or SAR shall pass by will or by the applicable laws of descent or distribution for a period of 180 days after the date of death or until the expiration of the term of such option or SAR, whichever period is shorter.

        (e)    OTHER TERMINATION OF EMPLOYMENT.    Unless otherwise specified in the Agreement evidencing the grant of an option or SAR and, in the case of an Incentive Stock Option, subject to Section 4.3(f), if an award recipient ceases to be employed by any Employer for any reason other than Disability, retirement (as defined in the Telephone and Data Systems, Inc. Pension Plan) after attainment of age 62, resignation of employment with the prior consent of the board of directors of such award recipient's Employer, a transfer to an Affiliate that is not an Employer or death, the option or SAR held by such award recipient shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such award recipient's termination of employment and after such date may be exercised by such award recipient (or such award recipient's Legal Representative) for a period of 30 days after such effective date or until the expiration of the term of such option or SAR, whichever period is shorter. If the award recipient shall die within such period (or other period specified in the Agreement), then the option or SAR held by such award recipient shall be exercisable only to the extent that such option or SAR is exercisable on the date of such award recipient's death, and after such date may be exercised by the beneficiary or beneficiaries duly designated by the award recipient or, if none, the executor or administrator of the award recipient's estate or, if none, the person to whom the award recipient's rights under such option or SAR shall pass by will or by the applicable laws of descent or distribution for a period of 120 days after the date of death or until the expiration of the term of such option or SAR, whichever period is shorter. Notwithstanding anything in this Section 4.3 to the contrary, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the option or SAR shall terminate on the date the award recipient's employment with such Employer terminates, unless such option or SAR terminates earlier pursuant to Section 8.10.

        (f)    TERMINATION OF EMPLOYMENT—INCENTIVE STOCK OPTIONS.    Each Incentive Stock Option held by an award recipient who ceases to be employed by any Employer by reason of death or Permanent and Total Disability shall be exercisable only to the extent that such option is exercisable on the date of such award recipient's death or on the effective date of such award recipient's termination of employment by reason of Permanent and Total Disability, as the case may be. In the case of the award recipient's Permanent and Total Disability, the option may thereafter be exercised by such award recipient (or such award recipient's Legal Representative) for a period of one year (or such shorter period as the Committee may specify in the Agreement) after the effective date of such award recipient's termination of employment by reason of Permanent and Total Disability or until the expiration of the term of such Incentive Stock Option, whichever period is shorter. In the case of the award recipient's death, the option may thereafter be exercised by the beneficiary or beneficiaries duly designated by the award recipient or, if none, the executor or administrator of the award recipient's estate or, if none, the person to whom the award recipient's rights under such option shall pass by will or by the applicable laws of descent and distribution for a period of one year (or such other period as the Committee may specify in the Agreement) after the date of such award recipient's death or until the expiration of the term of such Incentive Stock Option, whichever period is shorter.

        Each Incentive Stock Option held by an award recipient who ceases to be employed by any Employer for any reason other than death or Permanent and Total Disability shall be exercisable only to the extent such option is exercisable on the effective date of such award recipient's termination of employment, and may thereafter be exercised by such award recipient (or such award recipient's Legal Representative) for a period of three months after the effective date of such award recipient's termination of employment or until the expiration of the term of the Incentive Stock Option, whichever period is shorter. Notwithstanding anything in this Section 4.3 to the contrary, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the Incentive Stock Option shall terminate on the date the award recipient's employment with such Employer terminates, unless such Incentive Stock Option terminates earlier pursuant to Section 8.10.

        If an award recipient dies during the exercise period specified in the Agreement evidencing the grant of such option following termination of employment by reason of Permanent and Total Disability, or if the award recipient dies during the three-month period following termination of employment for any reason other than death or Permanent and Total Disability, then each Incentive Stock Option held by such award recipient shall be exercisable only to the extent such option is exercisable on the date of the award recipient's death and may thereafter be exercised by the beneficiary or beneficiaries duly designated by the award recipient or, if none, the executor or administrator of the award recipient's estate or, if none, the person to whom the award recipient's rights under such option shall pass by will or by the applicable laws of descent and distribution for a period of one year (or such shorter period as the Committee may specify in the Agreement) after the date of death or until the expiration of the term of such Incentive Stock Option, whichever period is shorter.

ARTICLE V

STOCK AWARDS

        5.1    STOCK AWARDS.    The Committee may, in its discretion, grant Stock Awards to such employees as may be selected by the Committee. The Agreement relating to a Stock Award shall specify the number of shares of Stock subject to the award, the purchase price (if any) and whether the Stock Award is a Restricted Stock Award or Bonus Stock Award. Stock Awards shall be subject to the terms and conditions set forth in this Article V and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        5.2    RESTRICTED STOCK AWARDS.    (a) VESTING AND FORFEITURE.    The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, (i) for the vesting of the shares of Stock subject to such award in accordance with a schedule based upon either (y) the attainment of specified Performance Measures during the specified Restriction Period or (z) the award recipient's periods of employment with any Employer or Affiliate during the specified Restriction Period, and for (ii) the forfeiture of the shares of Stock subject to such award (w) if such specified Performance Measures are not attained during the specified Restriction Period or (x) if the holder of such award terminates such employment during the specified Restriction Period.

        (b)    RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Stock with respect to which such distribution was made.

        (c)    DISABILITY, RETIREMENT, RESIGNATION WITH PRIOR CONSENT OF THE BOARD AND DEATH.    Unless otherwise specified in the Agreement evidencing the grant of a Restricted Stock Award, if an award recipient ceases to be employed by any Employer by reason of Disability, retirement after attainment of age 65, resignation of employment of any age with prior consent of the board of directors of such award recipient's Employer or death, then the Restriction Period applicable to such Restricted Stock Award shall terminate as of the effective date of the award recipient's termination of employment and any applicable Performance Measures shall be deemed attained of the target level. Notwithstanding the first sentence of this subsection (c), if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the Restricted Stock Award shall terminate on the date the award recipient's employment with such Employer terminates, unless such Restricted Stock Award terminates earlier pursuant to Section 8.10.

        (d)    TRANSFER OF EMPLOYMENT.    Unless otherwise specified in the Agreement evidencing the grant of a Restricted Stock Award, if an award recipient ceases to be employed by any Employer by reason of the award recipient's transfer of employment to an Affiliate that is not an Employer, then the award recipient's employment with such Affiliate shall be deemed to be employment with an Employer solely for the purpose of determining whether any applicable service requirement is satisfied during the Restriction Period.

        (e)    OTHER TERMINATION OF EMPLOYMENT.    Unless otherwise specified in the Agreement evidencing the grant of a Restricted Stock Award, if an award recipient ceases to be employed by any Employer for any reason other than Disability, retirement after attainment of age 65, resignation of employment with the prior consent of the board of directors of such award recipient's Employer, a transfer to an Affiliate that is not an Employer or death, then the Company shall cancel such award to the extent it is subject to a Restriction Period on the effective date of such award recipient's termination of employment, unless such Restricted Stock Award terminates earlier pursuant to Section 8.10.

        5.3    SHARE CERTIFICATES.    During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 8.7, indicating that the ownership of the shares of Stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, that would permit transfer to the Company of all or a portion of the shares of Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period, or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 8.6, a certificate or certificates evidencing ownership of the requisite number of shares of Stock shall be delivered to the holder of such award.

ARTICLE VI

PERFORMANCE SHARE AWARDS

        6.1    PERFORMANCE SHARE AWARDS.    The Committee may, in its discretion, grant Performance Share Awards to such employees as may be selected by the Committee. Performance Share Awards shall be subject to the terms and conditions set forth in this Section 6.1 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        (a)    NUMBER OF PERFORMANCE SHARES AND PERFORMANCE MEASURES.    The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

        (b)    VESTING AND FORFEITURE.    The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, for the vesting of such award upon the attainment of specified Performance Measures during the specified Performance Period, and for the forfeiture of such award if the Performance Measures are not attained during the Performance Period.

        (c)    SETTLEMENT OF VESTED PERFORMANCE SHARE AWARDS.    The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 5.4 and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 5.2(b). Prior to the settlement of a Performance Share Award in shares of Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Stock subject to such award.

        6.2    TERMINATION OF EMPLOYMENT.    (a) DISABILITY, RETIREMENT, RESIGNATION WITH PRIOR CONSENT OF THE BOARD AND DEATH.    Unless otherwise specified in the Agreement evidencing the grant of a Performance Share Award, if an award recipient ceases to be employed by any Employer by reason of Disability, retirement after attainment of age 65, resignation of employment at any age with prior consent of the board of directors of such award recipient's Employer or death, then any current Performance Period applicable to such award shall thereupon terminate as of the effective date of the award recipient's termination of employment and Performance Measures shall be deemed satisfied at the target level. Notwithstanding the immediately preceding sentence, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the Performance Share Award shall terminate on the date the award recipient's employment with such Employer terminates, unless such Performance Share Award terminates earlier pursuant to Section 8.10.

        (b)    TRANSFER OF EMPLOYMENT.    Unless otherwise specified in the Agreement evidencing the grant of a Performance Share Award, if an award recipient ceases to be employed by any Employer by reason of the award recipient's transfer of employment to an Affiliate that is not an Employer, then the award recipient's employment with such Affiliate shall be deemed to be employment with an Employer solely for the purpose of determining whether any applicable service requirement is satisfied during the Performance Period.

        (c)    OTHER TERMINATION.    Unless otherwise specified in the Agreement evidencing the grant of a Performance Share Award, if an award recipient ceases to be employed by any Employer for any reason other than Disability, retirement after attainment of age 65, resignation of employment at any age with prior consent of the board of directors of such award recipient's Employer or death, then the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment shall be forfeited and such portion shall be canceled by the Company, unless such Performance Share Award terminates earlier pursuant to Section 8.10.

ARTICLE VII

DEFERRED COMPENSATION ACCOUNTS AND EMPLOYER MATCH AWARDS

        7.1    DEFERRED COMPENSATION AWARDS.    The Committee may, in its discretion, permit an employee selected by the Committee to make an irrevocable election (i) not to receive currently any whole percentage of his gross annual bonus payment and (ii) to have an amount equal to such percentage credited to the employee's Deferred Compensation Account (such election, a "deferral election"); PROVIDED, HOWEVER, that the amount subject to such deferral election with respect to any Bonus Year shall not exceed $250,000. Any deferral election shall be made prior to the last day of the calendar year preceding the Bonus Year with respect to which such bonus is earned. Notwithstanding the preceding sentence, (i) in the year in which the Plan becomes effective, an employee selected by the Committee may make such a deferral election within 30 days after the Plan's effective date (as defined in Section 8.1) and (ii) in the first year in which an employee is selected for participation in the Plan pursuant to this Section 7.1, the employee may make a deferral election within 30 days after the date of his selection. Amounts so credited to the employee's Deferred Compensation Account (as adjusted for deemed investment returns) shall be 100% vested at all times.

        7.2    EMPLOYER MATCH AWARDS.    At the time the Committee selects an employee for participation in the Plan pursuant to Section 7.1, the Committee may also grant such an employee an Employer Match Award. Employer Match Awards shall be subject to the terms and conditions set forth in this Section 7.2 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable. As of the date on which an amount (the "deferred amount") is credited to an employee's Deferred Compensation Account pursuant to Section 7.1, there also shall be credited to the employee's Deferred Compensation Account an Employer Match Award equal to a percentage of such deferred amount specified by the Committee not in excess of 33 1/3%. One-third of the Employer Match Award so credited to the employee's Deferred Compensation Account (as adjusted for deemed investment returns pursuant to Section 7.3) shall become nonforfeitable on each of the first three anniversaries of the last day of the Bonus Year, if such employee is an employee of an Employer or an Affiliate on such a date and the amount credited to his Deferred Compensation Account has not been distributed before such date; PROVIDED, HOWEVER if the employee's employment terminates by reason of retirement after attainment of age 65, resignation at any age with prior consent of the board of directors of the employee's Employer, Disability or death, all Employer Match Awards (as adjusted for deemed investment returns pursuant to Section 7.3) credited to the employee's Deferred Compensation Account shall become nonforfeitable upon such termination of employment. Notwithstanding the previous sentence, if an employee ceases to be employed by an Employer on account of such employee's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then any Employer Match Award shall terminate on the date the employee's employment with such Employer terminates, unless such Employer Match Award terminates earlier pursuant to Section 8.10. Any Employer Match Awards and any deemed investment returns credited to an employee's Deferred Compensation Account shall be an expense allocated to the employee's Employer for the related Bonus Year.

        7.3    DEEMED INVESTMENT OF DEFERRED COMPENSATION ACCOUNT.    Amounts credited to an employee's Deferred Compensation Account pursuant to Sections 7.1 and 7.2 above shall be deemed to be invested in whole and fractional phantom shares of Stock as specified below at the Fair Market Value thereof on the date as of which the amount is credited to the Deferred Compensation Account. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is the Company, then such credited amount shall be deemed to be invested in whole and fractional phantom shares of Common Stock. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is a member of the Aerial Communications Group, then such credited amount shall be deemed to be invested in whole and fractional phantom shares of Aerial Group Stock. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is a member of the United States Cellular Group, then such credited amount shall be deemed to be invested in whole and fractional phantom shares of Cellular Group Stock. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is a member of the TDS Telecommunications Group, then such credited amount shall be deemed to be invested in whole and fractional phantom shares of TDS Telecom Group Stock. In the event the employment of an employee with a Deferred Compensation Account balance is transferred to another Employer, the amounts credited to his Deferred Compensation Account on the date of such employment transfer shall continue to be invested in the same class of phantom shares of Stock as on such date, and any amount credited to his Deferred Compensation Account for service after such transfer shall be credited in the class of phantom shares determined in reference to the identity of his new Employer.

        7.4    PAYMENT OF DEFERRED COMPENSATION ACCOUNT.    An employee shall receive a distribution of the Distributable Balance (as determined below) of his Deferred Compensation Account after such employee terminates employment with the Employers and Affiliates, PROVIDED, HOWEVER that an employee may irrevocably elect, at the time he makes a deferral election pursuant to Section 7.1, to receive a distribution of the amount so deferred, the related vested Employer Match Awards and any deemed investment earnings thereon (or any portion thereof) at any earlier date that is at least two years after the date such election is made. As of the earlier of the distribution date elected by the employee and the date the employee terminates his employment (the "determination date"), the Company shall compute the Distributable Balance in the Deferred Compensation Account. This Distributable Balance shall include (i) all bonus deferrals made through the current month reduced by any distributions of such bonus deferrals made prior to the determination date, (ii) all nonforfeitable Employer Match Awards reduced by any distributions of Employer Match Awards made prior to the determination date and (iii) any deemed investment earnings and losses attributable to the amounts included under (i) and (ii) as determined pursuant to Section 7.3. In the event that an employee becomes disabled, his employment shall for these purposes be deemed to terminate on the first day of the month following the month in which the employee became disabled (thus, the Distributable Balance shall be computed as of the preceding month). Payment of deferred compensation under these events will be in accordance with the employee's payment method election, provided such election is made prior to the calendar year in which the distribution is made. If no such timely election is made, then payment will be made in the form of a single sum payment. All payments of deferred compensation hereunder will be made in (i) whole shares of Stock and in the class or classes of Stock in which the Deferred Compensation Account is deemed invested under Section 7.3 above, and (ii) cash equal to the Fair Market Value of any fractional share. If an employee dies before the entire Distributable Balance has been paid, then the Company shall pay the Distributable Balance to the employee's designated beneficiary.

        7.5    HARDSHIP WITHDRAWALS.    In the event of an unforeseeable emergency causing a severe financial hardship, an employee may request a payment of all or a portion of his nonforfeitable Deferred Compensation Account in an amount equal to that which is reasonably necessary to satisfy the emergency by submitting a written request to the Committee accompanied with documentation evidencing the employee's financial hardship. The Committee shall review the request and shall determine, in its sole discretion, whether a severe financial hardship exists. A severe financial hardship means a hardship to the employee resulting from a sudden and unexpected illness or accident of the employee or of a dependent (as defined in section 152(a) of the Code) of the employee, loss of the employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the employee. The circumstances that will constitute an emergency will depend upon the facts of each case, but, in any event, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the employee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be unforeseeable emergencies include the need to send the employee's child to college or the desire to purchase a home.

ARTICLE VIII

GENERAL

        8.1    EFFECTIVE DATE AND TERM OF PLAN.    The Plan shall become effective as of the effective date of the merger of Telephone and Data Systems, Inc., an Iowa corporation, into the Company and shall terminate ten years thereafter unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any award granted prior to termination. Grants of awards hereunder may be made at any time on or after the effective date and prior to the termination of the Plan.

        8.2    AMENDMENTS AND ADJUSTMENTS TO PERFORMANCE MEASURES.    The Board may amend the Plan as it shall deem advisable, subject to any requirement of stockholder approval under applicable law; PROVIDED, HOWEVER, that, except as provided in Section 8.8, no amendment shall be made without stockholder approval if such amendment (a) would increase the maximum number of shares of any class of Stock available for issuance under the Plan or (b) would reduce the minimum purchase price in the case of an option or SAR. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

        At any time prior to the issuance or delivery of any shares of Stock or the payment of any cash in connection with an award subject to Performance Measures, the Committee may revise the Performance Measures applicable to an award and any related computation of payment if unforeseen events occur during the applicable Performance Period or Restriction Period that have a substantial effect on the Performance Measures and which, in the judgment of the Committee, make the application of the Performance Measures unfair unless such revision is made; PROVIDED, HOWEVER, that no such revision shall be made with respect to an award to the extent that the Committee determines that such revision would cause payment under the award to fail to be deductible in full by the Company under section 162(m) of the Code.

        8.3    AGREEMENT.    Each award granted under the Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of the award and, upon execution by each party and delivery of the Agreement to the Vice President-Human Resources of the Company, such award shall be effective as of the effective date set forth in the Agreement.

        8.4    DESIGNATION OF BENEFICIARIES.    Each employee may designate a beneficiary with respect to each of his awards and his Deferred Compensation Account by executing and filing with the Company during his lifetime a beneficiary designation. The employee may change or revoke any such designation by executing and filing with the Company during his lifetime a new beneficiary designation. If any designated beneficiary predeceases the employee, or if any corporation, partnership, trust or other entity which is a designated beneficiary is terminated, dissolved, becomes insolvent, or is adjudicated bankrupt prior to the date of the employee's death, or if the employee fails to designate a beneficiary, then the following persons in the order set forth below shall receive the entire amount which the previous designated beneficiary would have been entitled to receive:

  i)
  the employee's spouse, if living; otherwise

  ii)
  the employee's then living descendants, per stirpes; and otherwise

  iii)
  the employee's estate.

        8.5    TRANSFERABILITY.    No Incentive Stock Option shall be transferable other than to a beneficiary determined pursuant to Section 8.4. An employee's Deferred Compensation Account shall not be transferable other than (a) to beneficiary pursuant to Section 8.4 or (b) pursuant to a court order entered in connection with a dissolution of marriage or child support. No other award shall be transferable other than (a) to a beneficiary determined pursuant to Section 8.4, (b) pursuant to a court order entered in connection with a dissolution of marriage or child support, (c) to the extent permitted by (i) securities laws relating to the registration of securities subject to employee benefit plans and (ii) the Agreement evidencing the grant of such award, by transfer to a Permitted Transferee. No award or Deferred Compensation Account balance may otherwise be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any such attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award or Deferred Compensation Account balance, such award and all rights thereunder shall immediately become null and void and any Employer Match Awards credited to such Deferred Compensation Account shall be forfeited.

        8.6    TAX WITHHOLDING.    Prior to (i) the issuance or delivery of any shares of Stock, (ii) the payment of any cash pursuant to an award made hereunder or (iii) any distribution from an employee's Deferred Compensation Account, the Company shall have the right to require payment by the recipient thereof of any federal, state, local or any other taxes which may be required to be withheld or paid in connection with such award or distribution. As determined by the Committee at the time of the grant of an award or a deferral to an employee's Deferred Compensation Account, an Agreement may provide that (i) the Company shall withhold whole shares of Stock which would otherwise be delivered to the recipient, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of Mature Shares the aggregate Fair Market Value of which shall be determined as of the Tax Date, (C) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered the aggregate Fair Market Value of which shall be determined as of the Tax Date, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C) in each case to the extent set for in the Agreement relating to the award; PROVIDED, HOWEVER, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). An Agreement may provide for shares of Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

        8.7    RESTRICTIONS ON SHARES.    Each award granted hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        8.8    ADJUSTMENT.    In the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination of shares in a reverse stock split or other similar event, (a) the number and class of securities deemed to be held in each Deferred Compensation Account shall be adjusted by the Committee, (b) the number and class of securities subject to each outstanding Stock Award and each outstanding Performance Share Award shall be adjusted by the Committee and (c) each holder of an option or SAR shall be entitled to receive upon the exercise of an option or SAR, at a price determined by the Committee in its sole discretion, such shares of Stock or other securities, the value of which shall be determined by the Committee to be equivalent to the value of shares of Stock to which the holder would be entitled had the holder exercised such option or SAR prior to the occurrence of such event. If any other event shall occur which in the judgment of the Board would warrant an adjustment to (i) the number and class of securities deemed to be held in each Deferred Compensation Account, (ii) the number and class of securities subject to each outstanding Stock Award and each outstanding Performance Share Award, (iii) the number or designation of the class or classes of securities available under the Plan or (iv) the number or designation of the class or classes of securities subject to each outstanding option or SAR or the purchase price of a share of Stock subject to the option or SAR, or any combination of adjustments provided for in clauses (i), (ii), (iii) and (iv), then such adjustments shall be authorized by the Board and made by the Committee upon such terms and conditions as it may deem equitable and appropriate. To the extent that any such event or any action taken under this Section 8.8 shall increase the number of shares of Stock or other security subject to an outstanding Stock Award or Performance Share Award or held in Deferred Compensation Accounts, or entitle a holder of an option or SAR to purchase additional shares of Stock or other security, the shares of Stock available under the Plan shall be deemed to include such additional shares of Stock or other security. If any such adjustment would result in a fractional security being generally available under the Plan, then such fractional security shall be disregarded. If any such adjustment would result in a fractional security being subject to an award under the Plan, then the Company shall pay the holder of such an award, in connection with the first vesting or exercise of such award occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting or exercise date over (B) the purchase price of such security. Any determination made by the Committee under this Section 8.8 shall be final, binding and conclusive on all holders of awards granted under the Plan.

        8.9    CHANGE IN CONTROL.    (a) Notwithstanding any other provision of the Plan or any provision of any agreement, in the event of a Change in Control, (i) any Restriction Periods applicable to outstanding Restricted Stock Awards shall lapse, (ii) any Performance Periods applicable to outstanding Performance Share Awards shall lapse; (iii) any Performance Measures applicable to outstanding Performance Share Awards and to outstanding Restricted Stock Awards (if any) shall be deemed to be satisfied at the target level, (iv) all outstanding options or SARs shall become immediately exercisable in full and (v) all amounts deemed to be held in Deferred Compensation Accounts shall become nonforfeitable. In the event of a Change in Control pursuant to Section (b)(3) below, there may be substituted for each share of Stock available under the Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of such Stock shall be converted pursuant to such Change in Control. In the event of such a substitution, the purchase price per share of stock then subject to an outstanding award under the Plan shall be appropriately adjusted by the Committee, but in no event shall the aggregate purchase price for such shares be greater than the aggregate purchase price for the shares of Stock subject to such award prior to the Change in Control.

        (b)    For purposes of the Plan, "Change in Control" shall mean:

          (1)    the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally on matters (without regard to the election of directors) (the "Outstanding Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company or an Affiliate (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from the Company or an Affiliate), (ii) any acquisition by the Company or an Affiliate, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 8.9(b), or (v) any acquisition by the following persons: (A) LeRoy T. Carlson or his spouse, (B) any child of LeRoy T. Carlson or the spouse of any such child, (C) any grandchild of LeRoy T. Carlson, including any child adopted by any child of LeRoy T. Carlson, or the spouse of any such grandchild, (D) the estate of any of the persons described in clauses (A)-(C), (E) any trust or similar arrangement (including any acquisition on behalf of such trust or similar arrangement by the trustees or similar persons) PROVIDED THAT all of the current beneficiaries of such trust or similar arrangement are persons described in clauses (A)-(C) or their lineal descendants, or (F) the voting trust which expires on June 30, 2009, or any successor to such voting trust, including the trustees of such voting trust on behalf of such voting trust (all such persons, collectively, the "Exempted Persons");

          (2)    individuals who, as of the effective date of the merger of Telephone and Data Systems, Inc., an Iowa corporation, into the Company, constitute the board of directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED THAT any individual who becomes a director of the Company subsequent to the effective date of the merger of Telephone and Data Systems, Inc., an Iowa corporation, into the Company, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and PROVIDED FURTHER, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3)    consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all the assets of the Company (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 51% of the combined voting power of the outstanding securities of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, the Company or all or substantially all of the Company's assets) which are entitled to vote generally on matters (without regard to the election of directors), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction, (ii) no Person (other than the following Persons: (V) the Company or an Affiliate, (W) any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (X) the corporation resulting from such Corporate Transaction, (Y) the Exempted Persons, (Z) and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Voting Securities) will beneficially own, directly or indirectly, 25% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors) and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4)    approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

        8.10    FORFEITURE OF AWARD UPON COMPETITION WITH COMPANY OR ANY AFFILIATE OR MISAPPROPRIATION OF CONFIDENTIAL INFORMATION.    Notwithstanding any other provision herein, on or after any date on which an award recipient (a) enters into competition with the Company or an Affiliate, or (b) misappropriates confidential information of the Company or an Affiliate, as determined by the Company in its sole discretion, any option, SAR, Restricted Stock Award or Performance Share Award then held by the award recipient shall be forfeited and any balance credited to the award recipient's Deferred Compensation Account attributable to Employer Match Awards shall be forfeited, in each case regardless of whether such award or account balance would otherwise be nonforfeitable.

        For purposes of the preceding sentence, an award recipient shall be treated as entering into competition with the Company or an Affiliate if such award recipient (i) directly or indirectly, individually or in conjunction with any person, firm or corporation, has contact with any customer of the Company or an Affiliate or with any prospective customer which has been contacted or solicited by or on behalf of the Company or an Affiliate for the purpose of soliciting or selling to such customer or prospective customer any product or service, except to the extent such contact is made on behalf of the Company or an Affiliate, or (ii) otherwise competes with the Company or an Affiliate in any manner or otherwise engages in the business of the Company or an Affiliate.

        An award recipient shall be treated as misappropriating confidential information of the Company or an Affiliate if such award recipient (i) uses confidential information (as described below) for the benefit of anyone other than the Company or such Affiliate, as the case may be, or discloses the confidential information to anyone not authorized by the Company or such Affiliate, as the case may be, to receive such information, (ii) upon termination of employment, makes any summaries of, takes any notes with respect to, or memorizes any information or takes any confidential information or reproductions thereof from the facilities of the Company or an Affiliate, or (iii) upon termination of employment or upon the request of the Company or an Affiliate, fails to return all confidential information then in the award recipient's possession. "Confidential information" shall mean any confidential and proprietary drawings, reports, sales and training manuals, customer lists, computer programs, and other material embodying trade secrets or confidential technical, business, or financial information of the Company or an Affiliate.

        8.11    NO RIGHT OF PARTICIPATION OR EMPLOYMENT.    No person shall have any right to participate in the Plan. Neither the Plan nor any award granted hereunder shall confer upon any person any right to continued employment by the Company or any of its subsidiaries or affiliates or affect in any manner the right of the Company or any of its subsidiaries or affiliates to terminate the employment of any person at any time without liability hereunder.

        8.12    RIGHTS AS STOCKHOLDER.    No person shall have any right as a stockholder of the Company with respect to any shares of Stock of the Company that are subject to an award granted hereunder unless and until such person becomes a stockholder of record with respect to such shares of Stock.

        8.13    GOVERNING LAW.    The Plan, each award granted hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        8.14    SEVERABILITY.    If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

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DESIGNATION (IF ANY)	000000000.000 ext
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ADD 2	000000000.000 ext
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ADD 4	Holder Account Number
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ADD 6	C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Class I Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.
			For	Withhold
01	—	J. Barr, III
02	—	S. L. Helton
03	—	G. W. Off
B Proposals
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
2.	2003 Employee Stock Purchase Plan.
3.	Amendment of 1998 Long-Term Incentive Plan.
4.	Ratify Accountants for 2003.
5.
In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Telephone and Data Systems, Inc.

Proxy for Preferred Shares Solicited on Behalf of the Board of Directors for the
Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held on May 8, 2003

The undersigned hereby appoints Walter C. D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 2003 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 8, 2003, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-877-438-8314 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.
When asked, please confirm your vote by pressing 1.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on May 7, 2003.
THANK YOU FOR VOTING

000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4	Holder Account Number
ADD 5
ADD 6	C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Class I Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.
			For	Withhold
01	—	J. Barr, III
02	—	S. L. Helton
03	—	G. W. Off
B Proposals
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
2.	2003 Employee Stock Purchase Plan.
3.	Amendment of 1998 Long-Term Incentive Plan.
4.	Ratify Accountants for 2003.
5.
In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Telephone and Data Systems, Inc.

Proxy for Series A Common Shares Solicited on Behalf of the Board of Directors for the
Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held on May 8, 2003

The undersigned hereby appoints Walter C. D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 2003 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 8, 2003, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" the nominees in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-877-438-8313 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.
When asked, please confirm your vote by pressing 1.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on May 7, 2003.
THANK YOU FOR VOTING

000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4	Holder Account Number
ADD 5
ADD 6	C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Class I Director	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominee.
			For	Withhold
01	—	M. L. Solomon
B Proposals
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
2.	2003 Employee Stock Purchase Plan.
3.	Amendment of 1998 Long-Term Incentive Plan.
4.	Ratify Accountants for 2003.
5.
In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.
Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Telephone and Data Systems, Inc.

Proxy for Common Shares Solicited on Behalf of the Board of Directors for the
Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held on May 8, 2003

The undersigned hereby appoints Walter C. D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 2003 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Thursday, May 8, 2003, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

The Board of Directors recommends a vote "FOR" the nominee in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" the nominee in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet
•	Call toll free 1-866-673-3256 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Enter the Holder Account Number (excluding the letter "C") and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.
•	Follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.
When asked, please confirm your vote by pressing 1.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.
HOLDER ACCOUNT NUMBER C0123456789			PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on May 7, 2003.
THANK YOU FOR VOTING

QuickLinks

VOTING INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
Class III Directors—Terms to Expire in 2005
COMMITTEES AND MEETINGS
PROPOSAL 2 2003 EMPLOYEE STOCK PURCHASE PLAN
DESCRIPTION OF PLAN
PROPOSAL 3 1998 LONG-TERM INCENTIVE PLAN
DESCRIPTION OF THE PLAN
PLAN BENEFITS UNDER 1998 AND 1994 LONG-TERM INCENTIVE PLANS
PROPOSAL 4 INDEPENDENT ACCOUNTANTS
FEES PAID TO PRINCIPAL ACCOUNTANTS
PRE-APPROVAL PROCEDURES
REPORT OF AUDIT COMMITTEE
CHANGE IN INDEPENDENT ACCOUNTANTS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Option Exercises in 2002 and December 31, 2002 Option Values
COMPARATIVE FIVE-YEAR TOTAL RETURNS* TDS, S&P 500, PEER GROUP (PERFORMANCE RESULTS THROUGH 12/31/02)
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
SOLICITATION OF PROXIES
FINANCIAL INFORMATION
OTHER BUSINESS
  EXHIBIT A
  EXHIBIT B